EXECUTION COPY

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                               IOS CAPITAL, INC.,

                             ORIGINATOR AND SERVICER

                         IKON RECEIVABLES FUNDING, INC.,

                                     SELLER

                                       AND

                             IKON RECEIVABLES, LLC,

                                     ISSUER

                            -------------------------

                   FORM OF ASSIGNMENT AND SERVICING AGREEMENT

                           Dated as of ______ __, 1999

                            -------------------------

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ALL RIGHT, TITLE AND INTEREST IN AND TO THIS AGREEMENT OF IKON RECEIVABLES, LLC
HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF [      ],
AS TRUSTEE, UNDER THE INDENTURE DATED AS OF [______ __, 1999], FOR THE BENEFIT OF THE PERSONS REFERRED TO THEREIN.

                                TABLE OF CONTENTS

                                                                          Page

R E C I T A L S..............................................................1

A G R E E M E N T S..........................................................2

SECTION 1.  CAPITAL CONTRIBUTION.............................................2

    1.01  Contribution of Leases.............................................2
    1.02  Capital Contribution...............................................2
    1.03  Transfer of Leases; Grant of Security Interest.....................3
    1.04  Servicer to Act as Custodian.......................................3

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR.................4

    2.01  Corporate Organization and Authority...............................4
    2.02  Business and Property..............................................5
    2.03  Financial Statements...............................................5
    2.04  Equipment and Leases...............................................5
    2.05  Payments...........................................................9
    2.06  Full Disclosure....................................................9
    2.07  Pending Litigation.................................................9
    2.08  Title to Properties...............................................10
    2.09  Transactions Legal and Authorized.................................10
    2.10  Governmental Consent..............................................10
    2.11  Taxes.............................................................11
    2.12  Compliance with Law...............................................11
    2.13  ERISA.............................................................11
    2.14  Ability to Perform................................................12
    2.15  Ordinary Course; No Insolvency....................................12
    2.16  Assets and Liabilities............................................12
    2.17  Fair Consideration................................................12
    2.18  Ability to Pay Debts..............................................12
    2.19  Bulk Transfer Provisions..........................................13
    2.20  Transfer Taxes....................................................13
    2.21  Principal Executive Office........................................13
    2.22  Servicing Provisions Customary....................................13
    2.23  Nonconsolidation..................................................13
    2.24  Capital Contribution Treatment....................................14

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE SELLER....................14

    3.01  Corporate Organization and Authority..............................14
    3.02  Business and Property.............................................15
    3.03  Ownership and Security Interest...................................15


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    3.04  Transactions Legal and Authorized.................................15
    3.05  Governmental Consent..............................................15
    3.06  Compliance with Law...............................................16
    3.07  Assets and Liabilities............................................16
    3.08  Fair Consideration................................................16
    3.09  Ability to Pay Debts..............................................16
    3.10  Bulk Transfer Provisions..........................................17
    3.11  Transfer Taxes....................................................17
    3.12  Principal Executive Office........................................17
    3.13  Nonconsolidation..................................................17
    3.14  Capital Contribution Treatment....................................18

SECTION 4.  ADMINISTRATION OF LEASES........................................18

    4.01  Servicer to Act...................................................18
    4.02  Lease Amendments and Modifications................................20
    4.03  Defaulted Leases..................................................21
    4.04  Costs of Servicing; Servicing Fee; Administrative Expenses........22
    4.05  Other Transactions................................................22

SECTION 5.  SERVICER ADVANCES AND ORIGINATOR'S SUPPORT......................22

    5.01  Late Lease Payments...............................................22
    5.02  Early Termination Leases..........................................23
    5.03  Indemnification...................................................23
    5.04  Purchases; Other Payments.........................................24
    5.05  Payment Advices...................................................25

SECTION 6.  INFORMATION TO BE PROVIDED......................................25

    6.01  Monthly Status Reports; Servicing Reports.........................25
    6.02  Annual Independent Public Accountant's Report.....................27

SECTION 7.  THE SERVICER....................................................27

    7.01  Merger or Consolidation of the Servicer...........................27
    7.02  Limitation on Liability of the Servicer and Others................28
    7.03  Servicer Not to Resign or Be Removed..............................28
    7.04  Financial and Business Information................................28
    7.05  Officers' Certificates............................................30
    7.06  Inspection........................................................30
    7.07  Servicer Records..................................................30

SECTION 8.  THE ORIGINATOR..................................................31

    8.01  Merger or Consolidation of the Originator.........................31
    8.02  Control of Seller.................................................31
    8.03  Financial and Business Information................................31
    8.04  Officers' Certificates............................................32
    8.05  Inspection........................................................33


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    8.06  Books and Records.................................................33
    8.07  Communications....................................................33

SECTION 9.  THE SELLER......................................................33

    9.01  Merger or Consolidation of the Seller.............................33
    9.02  Control of Issuer.................................................33
    9.03  Financial and Business Information................................34
    9.04  Inspection........................................................34
    9.05  Books and Records.................................................34
    9.06  Communications....................................................35

SECTION 10.  DEFAULT........................................................35

    10.01  Servicer Events of Default.......................................35
    10.02  Termination......................................................37
    10.03  Trustee to Act; Appointment of Successor.........................37
    10.04  Servicer to Cooperate............................................38
    10.05  Notification to Noteholders......................................38
    10.06  Remedies Not Exclusive...........................................38

SECTION 11.  SUBSTITUTION AND ADDITION OF LEASES............................38

    11.01  Substitution and Addition........................................38
    11.02  Procedure........................................................40
    11.03  Objection and Purchase...........................................41
    11.04  Originator's, Seller's and Servicer's Subsequent Obligations.....41

SECTION 12.  ASSIGNMENT.....................................................42

    12.01  Assignment to Trustee............................................42
    12.02  Assignment by Originator, Seller or Servicer.....................42

SECTION 13.  NATURE OF OBLIGATIONS AND SECURITY THEREFOR....................42

    13.01  Obligations Absolute.............................................42
    13.02  Security for Obligations.........................................43
    13.03  Further Assurances; Financing Statements.........................43

SECTION 14.  DEFINITIONS....................................................43

SECTION 15.  INTER-COMPANY LOANS............................................49

    15.01  Inter-Company Loans..............................................49

SECTION 16.  MISCELLANEOUS..................................................50

    16.01  Continuing Obligations...........................................50
    16.02  GOVERNING LAW....................................................50
    16.03  Successors and Assigns...........................................50
    16.04  Modification.....................................................50


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    16.05  No Proceedings...................................................50
    16.06  Notices..........................................................50
    16.07  Counterparts.....................................................51
    16.08  Nonpetition Covenant.............................................51

Schedule 1  -     Subsidiaries of the Seller

Exhibit A   -     Schedule of Leases and Equipment
Exhibit B   -     Form of Inter-Company Loan Note
Exhibit C   -     Form of Receivables Servicing Report


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

                       ASSIGNMENT AND SERVICING AGREEMENT

            This ASSIGNMENT AND SERVICING AGREEMENT is made and dated as of ______ __, 1999, by and between IKON RECEIVABLES, LLC, a Delaware limited liability company, as acquiror hereunder (the "Issuer"), IOS CAPITAL, INC., a Delaware corporation, as originator of the Leases (defined below) (in such capacity, the "Originator") and servicer (in such capacity, the "Servicer") hereunder, and IKON RECEIVABLES FUNDING INC., as contributor of the Leases (the "Seller").

                                 R E C I T A L S

            A. The Originator wishes to contribute, transfer, assign, set over and convey to the Seller, and the Seller wishes to acquire from the Originator, all right, title and interest of the Originator in, to and under the Leases and the Equipment (such terms and all other capitalized terms used herein having the meanings ascribed thereto in Section 14 hereof unless otherwise indicated).

            B. The Seller wishes to contribute, transfer, assign, set over and convey to the Issuer, and the Issuer wishes to acquire from the Seller, all right, title and interest of the Seller in, to and under the Leases and all right, title and interest of the Seller in covenants, representations, warranties and other obligations of the Originator (including the Originator's Purchase Obligation) under this Assignment and Servicing Agreement.

            C. Contemporaneously with such contribution and assignment, the Seller wishes to contribute to the Issuer, and the Issuer wishes to acquire from the Seller, all right, title and interest of the Seller (other than its ownership interest) in and to each item of Equipment subject to each Lease.

            D. Pursuant to the Indenture, the Issuer is issuing one class of
[   ]% Class [A-1] Lease-Backed Notes, Series 1999-A in the aggregate principal
amount of $[         ] (the "Class [A- 1] Notes"), one class of [   ]% Class
[A-2] Lease-Backed Notes, Series 1999-A in the aggregate principal amount of
$[        ] (the "Class [A-2] Notes"), one class of [   ]% Class [A-3]
Lease-Backed Notes, Series 1999-A in the aggregate principal amount of
$[           ] (the "Class [A-3] Notes"), one class of [  ]% Class [A-4]
Lease-Backed Notes, Series 1999-A in the aggregate principal amount of
$[            ] (the "Class [A-4] Notes"; together with the Class [A-1] Notes, the Class [A-2] Notes and the Class [A-3] Notes, the "Class [A] Notes"), one
class of [   ]% Class [B] Leased-Backed Notes, Series 1999-A in the aggregate
principal amount of $[           ] (the "Class [B] Notes"; together with the
Class [A] Notes, the "Notes"),the proceeds of which are being used by the Issuer to make payment to the Seller for the Leases.

            E. Pursuant to the Indenture, the Issuer is granting, inter alia, to the Trustee, for the benefit of the holders from time to time of the Notes, a security interest in all right, title and interest of the Issuer in the Asset Pools, to and under the Leases, the interests in the Equipment, the property comprising the Asset Pool and this Assignment and Servicing Agreement.

                               A G R E E M E N T S

            SECTION 1. CAPITAL CONTRIBUTION

            1.01 Contribution of Leases.

            (a) By their execution and delivery of this Assignment and Servicing Agreement, the Originator hereby contributes, transfers, assigns, sets over and conveys to the Seller, and the Seller hereby acquires from the Originator without recourse (except to the extent of the Originator's Purchase Obligations as set forth herein), all of the Originator's right, title and interest in and to each of the Leases (including the right to receive all payments due or to become due thereunder since the Cut-Off Date).

            (b) By their execution and delivery of this Assignment and Servicing Agreement, the Seller hereby contributes, transfers, assigns, sets over and conveys to the Issuer, and the Issuer hereby acquires from the Seller without recourse (except to the extent of the Seller's Purchase Obligations as set forth herein), all of the Seller's right, title and interest in and to each of the Leases (including the right to receive all payments due or to become due thereunder since the Cut-Off Date), the Equipment (other than the Seller's ownership interest in the Equipment) and all right, title and interest of the Seller in the covenants, representations, warranties and other obligations of the Originator (including the Originator's Purchase Obligation) under this Assignment and Servicing Agreement.

            1.02 Capital Contribution.

            (a) The Originator and the Seller each acknowledge and confirm that the Originator, as consideration for the equity interests in the Seller, is contributing and transferring to the Seller, and in connection with each transfer and assignment of Additional Leases and Substitute Leases, the Originator will contribute and transfer to the Seller, without recourse, all right, title and interest of the Originator in and to each item of Equipment subject to each Lease, Additional Lease and Substitute Lease. After such contribution and transfer by the Originator to the Seller, all right, title and interest of the Originator in and to each item of Equipment subject to each Lease shall be vested in the Seller.

            (b) The Seller and the Issuer each acknowledge and confirm that the Seller, as consideration for its membership interests in the Issuer, is contributing and transferring to the Issuer, and in connection with each transfer and assignment of Additional Leases and Substitute Leases the Seller will contribute and transfer to the Issuer, without recourse, all right, title and interest of the Seller (other than its ownership interest) in and to each item of Equipment subject to each Lease, Additional Lease and Substitute Lease. After such contribution and transfer by the Seller to the Issuer, all right, title and interest of the Seller (other than its ownership interest) in and to each item of Equipment subject to each Lease shall be vested in the Issuer. In addition, the Seller is contributing and assigning all its interest in the covenants, representations, warranties and other obligations of the Originator (including the Originator's Purchase Obligation) under this Assignment and Servicing Agreement.


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

            1.03 Transfer of Leases; Grant of Security Interest.

            It is the intention of the parties hereto that each transfer of Leases, Additional Leases, Substitute Leases, Lease Payments and all other amounts due or becoming due with respect thereto and Equipment (or interests therein) being made hereunder shall constitute a capital contribution and not a loan. Neither the Originator nor the Seller shall take any action inconsistent with the treatment of such transfers as capital contributions or with the Issuer's ownership of the Leases and all other amounts due or becoming due with respect thereto and the interests in the Equipment. Each of the Originator and the Seller shall indicate in its records that ownership of each of the Leases and the interests in the Equipment (other than the Seller's ownership interest) is held by the Issuer, and each shall respond to any inquiries from third parties by indicating that its ownership in the Leases, Additional Leases, Substitute Leases and all other amounts due or becoming due with respect thereto and the interests in the Equipment (other than the Seller's ownership interest) is held by the Issuer. In the event, however, that a court of competent jurisdiction were to hold that any transaction evidenced hereby constitutes a loan and not a capital contribution, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law and that the Issuer and the Trustee shall be deemed to have been granted a first priority security interest in (a) the Leases, Equipment and all Lease Payments, Casualty Payments, Termination Payments and other amounts now due or becoming due with respect thereto since the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease and any payments due before the Cut-Off Date) and all Additional Leases and Substitute Leases and all Lease Payments, Casualty Payments, Termination Payments and other amounts due or becoming due with respect thereto since the effective date of their respective addition or substitution (other than any prepayments of rent required by the terms of any Lease at or before the commencement of the Lease and any payments due before the effective date of such addition or substitution), (b) all rights of the Issuer to or under any guarantees of or collateral (including all rights of the Issuer in any security deposits) for the Lessee's obligations under any Lease, (c) all interests of the Issuer in the Equipment at any time subject to any Lease including any security interest of the Seller in the Equipment and (d) all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other property.

            1.04 Servicer to Act as Custodian.

            (a) The Servicer shall hold and acknowledges that it is holding the Leases and all other Granted Assets that it may from time to time receive hereunder as custodian for the Trustee.

            (b) The Servicer shall perform its duties under this Section 1.04 in accordance with the standard set forth in Section 4.01 as such standard applies to servicers acting as custodial agents. The Servicer shall promptly report to the Trustee any failure by it to hold the complete Leases as herein provided and shall promptly take appropriate action to remedy any such failure but only to the extent (i) any such failure is caused by the acts or omissions of the Servicer and (ii) such remedial action is otherwise within its capabilities or control. As custodian, the Servicer shall have and perform the following powers and duties:


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            (A) hold the Leases on behalf of the Trustee for the benefit of the
      Noteholders, maintain accurate records pertaining to each Lease to enable it to comply with the terms and conditions of this Assignment and Servicing Agreement, and maintain a current inventory thereof;

            (B) implement policies and procedures in accordance with the Servicer's normal business practices with respect to the handling and custody of the Leases so that the integrity and physical possession of the Leases will be maintained; and

            (C) attend to all details in connection with maintaining custody of the Leases on behalf of the Trustee on behalf of the Noteholders.

            (c) In acting as custodian of the Leases, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in such Leases. The Servicer on behalf of the Noteholders shall mark conspicuously each original contractual document with a Lessee, and its master data processing records evidencing each Lease with a legend, acceptable to the Trustee, evidencing that all right, title and interest in the Leases (other than the Seller's ownership interest in the Equipment) has been granted to the Trustee as provided in the Indenture.

            (d) The Servicer agrees to maintain the Leases at either its office in [Macon, Georgia] or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Trustee. Subject to the foregoing, the Servicer may temporarily move individual Leases or any portion thereof without notice as necessary to conduct collection and other servicing activities.

            SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR

            The Originator hereby represents and warrants as follows:

            2.01 Corporate Organization and Authority.

                  The Originator:

            (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,

            (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted (except where the failure to have such licenses and permits would not have a material adverse effect on the business or condition (financial or otherwise) of the Originator or impair the enforceability of any Lease) and to enter into and perform its obligations under this Assignment and Servicing Agreement, and the transactions contemplated hereby, including performance of the duties of the Servicer and the Originator's support obligations hereunder, and


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

            (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary (except where the failure to be so qualified or in good standing would not have a material adverse effect on the Trust Estate or the business or condition (financial or otherwise) of the Originator or impair the enforceability of any Lease).

            2.02 Business and Property.

            The Prospectus and the Prospectus Supplement accurately describe in all material respects the general nature of the business of the Originator.

            2.03 Financial Statements.

            (a) The consolidated balance sheet of the Originator and its consolidated subsidiaries for the fiscal periods ended September 30, 1998 and September 30, 1997 and the related consolidated statements of income, retained earnings and cash flow for the respective period and fiscal years ended on such dates, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by [Ernst & Young], independent certified public accountants, and the unaudited interim consolidated balance sheet of the Originator and its consolidated subsidiaries as of December 31, 1998 and the related consolidated statements of income, retained earnings and cash flow for the three months ended on such date have been prepared in accordance with generally accepted accounting principles consistently applied, and present fairly the financial position of the Originator and its subsidiaries as of such dates and the results of their operations for such periods.

            (b) Except as disclosed in the Prospectus, the Prospectus Supplement and the financial statements referred to in the preceding Section 2.03(a), since September 30, 1998 there has been no change in the business, condition or prospects (financial or otherwise) of the Originator except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. Neither the Originator nor any of its subsidiaries has any material liabilities or obligations not incurred in the ordinary course of business other than those disclosed in the financial statements referred to in
Section 2.03(a) or for which adequate reserves are reflected in such financial statements.

            2.04 Equipment and Leases.

            (a) Prior to the date of each contribution and transfer of any Leases and Equipment in accordance with Sections 1.01 and 1.02, respectively, the Originator purchased each item of Equipment from [either (i) the manufacturer or other supplier following receipt of an invoice from such manufacturer or supplier or (ii) a Lessee following confirmation that such item of Equipment was on such Lessee's premises]. The Originator has paid in full, to the manufacturer or supplier [or Lessee], as the case may be, the purchase price and any related charges in connection with the acquisition of the Equipment. The contribution to the Seller and the contribution to the Issuer of the Leases and the contribution of all of the Originator's right, title and interest in each item of Equipment to the Seller and the subsequent contribution of the


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Seller's interests (other than its ownership interest) in each item of Equipment to the Issuer, does not violate the terms or provisions of any Lease or any other agreement to which the Originator is a party or by which it is bound.

            (b) Upon completion of the transfers described in Article I hereof, the Issuer will (i) be the legal owner of the Leases (including the right to receive all payments due or to become due thereunder), (ii) have good title to its interest in each item of the Equipment subject to any Lease [other than a Nominal Buy-Out Lease], and (iii) have a valid security interest in each item of Equipment subject to any Lease [other than a Nominal Buy-Out Lease]. At such time, the Leases (including the right to receive all payments due or to become due thereunder) and the Originator's interest in the Equipment will be free and clear of all Liens other than the rights of each Lessee under the Lease to which such Lessee is a party and the Lien created by the Indenture; and there will be no delinquent taxes or other outstanding charges affecting the Equipment which are or may be Liens prior to, or equal or coordinate with, the Lien of the Trustee under the Indenture.

            (c) At the time of each transfer of a Lease hereunder, each such Lease (i) is or will be a triple-net lease; (ii) is or will be a legal, valid and binding full recourse obligation of the Lessee thereunder, enforceable by the Issuer (and by the Trustee as assignee of the Issuer) against such Lessee in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights and by general equity principles, is noncancellable by the Lessee and is in full force and effect, and any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending and equal credit opportunity laws applicable to each Lease have been complied with; and (iii) the Originator has no knowledge (after due inquiry) of any challenge, dispute or claim by or against the Lessee under or affecting any Lease. As of the initial Determination Date, or the effective date of the transfer of any Additional Lease or Substitute Lease, each Lessee has paid at least one installment of rent under its respective Lease.

            (d) At the time that any item of Equipment (including the Originator's security interest in any item not owned by it) is contributed hereunder, the Originator will have no knowledge that any item of the Equipment has suffered any loss or damage which has not been repaired.

            (e) Each Lease requires the Lessee thereunder to maintain insurance on the Equipment subject thereto in an amount at least equal to the fair market value thereof.

            (f) In addition to the insurance maintained by the Lessees with respect to the Equipment, the Originator (or an Affiliate of the Originator) maintains (i) one or more casualty insurance policies which, in the aggregate, are in an amount not less than the aggregate Outstanding Principal Amount of the Notes, (ii) a general liability insurance policy in the aggregate amount of $1,000,000 and (iii) an excess liability insurance policy in umbrella form in the aggregate amount of $10,000,000. Each of such policies is in full force and effect and covers all equipment owned by the Originator and the Seller. All premiums in respect of such policies have been paid. Each of the Trustee and the Issuer are named as loss payees and additional


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

insureds, as their interests may appear, on such casualty and liability policies maintained by the Originator.

            (g) At the time of each transfer of a Lease hereunder, no Lease had outstanding rent which was 60 or more days past due as of the Cut-Off Date.

            (h) Each Lease was entered into or acquired by the Originator in accordance with the Originator's regular credit approval process described in the Prospectus and the Prospectus Supplement, and no selection procedures adverse to the credit quality of the Leases were employed in selecting the Leases for contribution under this Assignment and Servicing Agreement.

            (i) The obligation of each Lessee to pay rent under each of the Leases throughout the term thereof is and will be unconditional, without any right of setoff by such Lessee and without regard to any event affecting the Equipment, the obsolescence of any Equipment, any claim of such Lessee against the Issuer, the Originator or the Servicer or any change in circumstance of such Lessee or any other circumstance whatsoever except to the extent that in the event of a casualty of any item of Equipment, the Lessee, at a minimum, is obligated to pay, in lieu of the future Lease Payments with respect to such item, the outstanding principal or net book value of the Leases and any applicable make whole premium.

            (j) In the case of each Lease which consists of a master lease and one or more exhibits or schedules thereto, the Originator has neither assigned such master lease in its entirety, nor delivered physical possession of such master lease, to any Person other than the Seller, the Issuer or the Trustee (including the Trustee under another indenture in a transaction substantially similar to the transaction contemplated hereby, which other indenture provides that the lien thereof on such master lease extends only to such master lease insofar as it relates to lease schedules which are not part of the Trust Estate).

            (k) As of the time of each transfer of Leases and Equipment hereunder, there are no facts or circumstances which give rise, or would give rise at any time in the future, to any right of rescission, setoff, counterclaim or defense, including the defense of usury, to obligations of any Lessee, including the obligation of such Lessee to pay all amounts due with respect to any Lease to which such Lessee is a party, and neither the operation of any of the terms of any Lease or the exercise of any right thereunder will render such Lease unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

            (l) As of the time of each transfer of Leases and Equipment hereunder, no Lease has been amended, altered or modified in any respect, except in writing and copies of all such writings are attached to the Lease delivered to the Trustee.

            (m) As of the time of each transfer of Leases and Equipment hereunder, no Lessee will have been released, in whole or in part, from any of its obligations in respect of any Lease; no Lease will have been satisfied, cancelled or subordinated, in whole, or in part, or rescinded, and no Equipment covered by any Lease will have been released from such Lease, in


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

whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission.

            (n) As of the time of each transfer of Leases and Equipment hereunder, each Lease was either (i) originated by the Originator in the ordinary course of its business or (ii) acquired by the Originator for value and taken into possession prior to the Cut-Off Date in the ordinary course of its business.

            (o) The Leases do not materially violate any U.S. or state laws and no Lease was originated in or is subject to the laws of any jurisdiction whose laws would make any of the transfers and contributions under this Assignment and Servicing Agreement unlawful.

            (p) All parties to each Lease had authority and capacity to execute such Lease.

            (q) None of the Leases is a consumer lease and each Lessee has accepted the Equipment leased to it.

            (r) The Booked Residual Value of the Equipment as of the Cut-Off
Date equals [$         ].

            (s) All parties to each Lease had all requisite authority and capacity to execute such Lease.

            (t) As of the Cut-Off Date, the Final Lease Payment on each Lease
was due and payable on or prior to [       ].

            (u) Each Lease agreement is "chattel paper" within the meaning of The Uniform Commercial Code in the states of [New York and Georgia].

            (v) Each Lease is noncancellable by the Lessee and none of the Leases contain early termination options (except for Leases which contain early termination or prepayment clauses, which require the Lessee to pay the remainder of all remaining Scheduled Payments under such Lease upon such cancellation or prepayment);

            (w) None of the Leases are subject to any guaranty by the Originator.

            (x) No adverse selection was used in selecting the Lease for transfer to the Issuer.

            (y) The Leases have been sold to the Issuer free and clear of any liens and are assignable without prior written consent of the Lessee.

            (z) The Leases are U.S. dollar-denominated and the Lessor and each Lessee are located in the United States.

            (aa) No more than three percent (3%) of the Leases in any Asset Pool will consist of Leases with government entities as the obligor.

            (bb) Each Lessee has represented to the Originator that it has accepted the Equipment.

            (cc) No Lessee is a subject of an insolvency or bankruptcy proceeding at the time of the transfer.

            (dd) No Lease is a Defaulted Lease.

            (ee) The maximum remaining term of any Lease shall not exceed [ ] months ("Maximum Lease Term").

            (ff) Each Lease provides for periodic payments.

            (gg) All the Leases were originated in the United States.

            2.05 Payments.

            (a) The aggregate amounts of Lease Payments payable by the Lessees under the Leases during each lease payment period, including amounts on deposit in the Reserve Account, are sufficient to cover the Servicing Fee and pay the principal and interest on the Receivable Notes, as such payments become due and payable.

            (b) The portfolio detail delivered or to be delivered to the Trustee on or prior to the Issuance Date (i) accurately sets forth, as of the Cut-Off Date, the amount of each Lease Payment due under each of the Leases and the month in which such Lease Payment is to be paid in accordance with the terms of the Lease under which the same is to be paid, (ii) accurately sets forth, as of the Cut-Off Date, the information with respect to certain other characteristics of the Leases and the Equipment described in such portfolio detail and (iii) is otherwise true and correct in all respects.

            2.06 Full Disclosure.

            The Prospectus, the Prospectus Supplement (including, without limitation, the statistical and descriptive information with respect to the initial Leases, Lessees and Equipment), as of their respective dates, do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact peculiar to the Originator or any Affiliate of the Originator or, to the knowledge of the Originator, any Lease, Lessee or item of Equipment, which the Originator has not or will not disclose in the Prospectus which materially affects adversely nor, so far as the Originator can now reasonably foresee, will materially affect adversely the ability of the Originator to perform the transactions contemplated by this Assignment and Servicing Agreement.

            2.07 Pending Litigation.

            There are no proceedings or investigations pending, or to the knowledge (after due inquiry) of the Originator threatened, against or affecting the Originator or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including, but not limited to, any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Originator and its subsidiaries, or the ability of the Originator or the Servicer to perform its obligations under this Assignment and Servicing Agreement. The Originator is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

            2.08 Title to Properties.

            Immediately following the transfer and contribution by the Originator to the Seller of the Leases and the Originator's interest in the Equipment, and then the transfer and contribution by the Seller to the Issuer of the Leases and the Seller's interests (other than its ownership interest) in the Equipment, the Leases (including the right to receive all payments due or to become due thereunder) and the interest in the Equipment will be free and clear of all Liens, except the Lien on the Trust Estate in favor of the Trustee granted pursuant to the Indenture (or the Lien in favor of the Issuer which is assigned to the Trustee pursuant to the Indenture).

            2.09 Transactions Legal and Authorized.

            The transfer and contribution by the Originator of all of its right, title and interest in and to each item of Equipment and each Lease (including the right to receive all payments due or to become due thereunder) and compliance by the Originator with all of the provisions of this Assignment and Servicing Agreement:

            (a) have been duly authorized by all necessary corporate action on the part of the Originator, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Originator except such as have been duly obtained;

            (b) are within the corporate powers of the Originator; and

            (c) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Originator under the provisions of, any agreement, charter instrument, by-law or other instrument to which the Originator is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Originator or its properties, or any order to which the Originator or its properties is subject, of or by any government or governmental agency or authority.

            2.10 Governmental Consent.

            No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Originator in connection with the execution and delivery of this Assignment and Servicing Agreement or the contribution of the Leases and Equipment or the performance of its obligations as Servicer.

            2.11 Taxes.

            (a) All tax returns required to be filed by the Originator or any subsidiary in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Originator or any subsidiary, or upon any of their respective properties, income or franchises, shown to be due and payable on such returns have been paid. To the best of the Originator's knowledge all such tax returns were true and correct and neither the Originator nor any subsidiary knows of any proposed additional tax assessment against it in any material amount nor of any basis therefor.

            (b) The provisions for taxes on the books of the Originator and each of its subsidiaries are in accordance with generally accepted accounting principles.

            2.12 Compliance with Law.

                  The Originator:

                  (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

                  (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business; and

                  (c) is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound, which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Originator and its subsidiaries.

            2.13 ERISA.

            (a) The present value of all benefits vested under all "employee pension benefit plans," as such term is defined in Section 3 of ERISA, maintained by or contributed to by the Originator and its Related Persons (other than multi-employer plans as such term is defined in Section 3 of ERISA), as from time to time in effect (herein called the "Pension Plans"), does not exceed the value of the assets of the Pension Plans allocable to such vested benefits;

            (b) No Prohibited Transactions, Accumulated Funding Deficiencies, Withdrawals or Reportable Events have occurred with respect to any Pension Plans that, in the aggregate, could subject the Originator to any material tax, penalty or other liability; and

            (c) No notice of intent to terminate a Pension Plan under a distress termination has been filed, nor has the PBGC instituted proceedings to terminate, or appoint a trustee to administer, a Pension Plan and no event has occurred or condition exists which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

            2.14 Ability to Perform.

            At the date hereof, the Originator does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Assignment and Servicing Agreement or its ability to perform as Servicer.

            2.15 Ordinary Course; No Insolvency.

            The transactions contemplated by the Notes, the Indenture and this Assignment and Servicing Agreement are being consummated by the Originator in furtherance of the Originator's ordinary business purposes and constitute a practical and reasonable course of action by the Originator designed to improve the financial position of the Originator, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. The Originator will not, either as a result of the transaction contemplated by this Assignment and Servicing Agreement, or immediately before or after such transaction, be insolvent or have an unreasonably small capital for the conduct of its business and the payment of anticipated obligations.

            2.16 Assets and Liabilities.

            (a) Both immediately before and after any transfer and contribution of Leases (including the right to receive all payments due or to become due thereunder) and the transfer and contribution of the interests in the Equipment contemplated by this Assignment and Servicing Agreement, the present fair salable value of the Originator's assets was or will be in excess of the amount that will be required to pay the Originator's probable liabilities as they then exist and as they become absolute and matured; and

            (b) Both immediately before and after any transfer and contribution of Leases (including the right to receive all payments due or to become due thereunder) and the transfer and contribution of the interests in the Equipment contemplated by this Assignment and Servicing Agreement, the sum of the Originator's assets was or will be greater than the sum of the Originator's debts, valuing the Originator's assets at a fair salable value.

            2.17 Fair Consideration.

            The consideration received by the Originator, in exchange for the contribution of the Leases (including the right to receive all payments due or to become due thereunder) and the contribution of its interests in the Equipment, is fair consideration having value equivalent to or in excess of the value of the assets being contributed by the Originator.

            2.18 Ability to Pay Debts.

            Neither as a result of the transaction contemplated by this Assignment and Servicing Agreement nor otherwise does the Originator believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws. The Originator's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

            2.19 Bulk Transfer Provisions.

            The contribution, transfer, assignment and conveyance of the Leases and its interests in the Equipment by the Originator pursuant to this Assignment and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

            2.20 Transfer Taxes.

            The contribution, transfer, assignment and conveyance of the Leases (including all payments due or to become due thereunder) and its interests in the Equipment by the Originator pursuant to this Assignment and Servicing Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Originator to any federal, state or local government ("Transfer Taxes"). In the event that the Issuer receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Leases and/or its interests in the Equipment, on written demand by the Issuer, or upon the Originator otherwise being given notice thereof, the Originator shall pay, and otherwise indemnify and hold the Issuer, the Trustee and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the holders of the Notes and the Trustee shall have no obligation to pay such Transfer Taxes).

            2.21 Principal Executive Office.

            The principal executive office of each of the Originator and the Servicer is located at 1738 Bass Road, P.O. Box 9115, Macon, Georgia 31210.

            2.22 Servicing Provisions Customary.

            The servicing arrangements hereunder, including without limitation the terms and conditions pursuant to which the Originator will act as Servicer and the Servicing Fee to be paid to the Originator, are consistent with the arrangements and customary practices of the Originator when providing comparable services to non-affiliated entities and of other servicers in the equipment leasing industry.

            2.23 Nonconsolidation.

            The Originator is and at all times since its incorporation has been operated in such a manner that it would not be substantively consolidated with either the Seller or the Issuer, such that the separate existence of the Originator and the Seller or the Issuer would be disregarded in the event of a bankruptcy or insolvency of the Originator or the Seller or the Issuer, and in such regard:

            (a) the Originator is not involved in the day-to-day management of the Seller or the Issuer;

            (b) the Originator maintains separate corporate records and books of account from the Seller and the Issuer and otherwise observes corporate formalities and has a separate business office from the Seller and the Issuer;

            (c) the financial statements and books and records of the Originator prepared after the Issuance Date will reflect the separate existence of the Seller and the Issuer;

            (d) the Originator maintains its assets separately from the assets of the Seller and the Issuer (including through the maintenance of a separate bank account), the Originator's funds and assets, and records relating thereto, have not been and are not commingled with those of the Seller and the Issuer and the separate creditors of the Seller and the Issuer will be entitled to be satisfied out of the Seller's and the Issuer's assets prior to any value in the Seller or the Issuer becoming available to the Seller or the Issuer's equityholders or the Originator's creditors;

            (e) all business correspondence of the Originator and other communications are conducted in the Originator's own name and on its own stationery; and

            (f) neither the Seller or the Issuer acts as an agent of the Originator in any capacity and the Originator does not act as agent for the Seller or the Issuer, but instead presents itself to the public as a corporation separate from the Seller and the Issuer; provided that the Originator is the Servicer hereunder and under agreements substantially the same as this Agreement.

            2.24 Capital Contribution Treatment.

            The Originator will treat the transfer to the Seller of the Leases, the Lease Receivables and its interest in the Equipment as a capital contribution for reporting and accounting purposes.

            SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SELLER

            The Seller hereby represents and warrants as follows:

            3.01 Corporate Organization and Authority.

                  The Seller:

                  (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization,

                  (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and to enter into and perform its obligations under this Assignment and Servicing Agreement, and the transactions contemplated hereby [including its support obligations hereunder], and

                  (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

            3.02 Business and Property.

            The Prospectus accurately describes, in all material respects, the general nature of the business of the Seller.

            3.03 Ownership and Security Interest.

            Upon completion of the transfers described in Article I hereof, the Issuer will (i) be the legal owner of the Leases (including the right to receive all payments due or to become due thereunder), (ii) have good title to its interest in each item of the Equipment subject to any Lease [other than a Nominal Buy-Out Lease], and (iii) have a valid security interest in each item of Equipment subject to any Lease [other than a Nominal Buy-Out Lease]. At such time, the Leases (including the right to receive all payments due or to become due thereunder) and the Originator's interest in the Equipment will be free and clear of all Liens other than the rights of each Lessee under the Lease to which such Lessee is a party and the Lien created by the Indenture; and there will be no delinquent taxes or other outstanding charges affecting the Equipment which are or may be Liens prior to, or equal or coordinate with, the Lien of the Trustee under the Indenture.

            3.04 Transactions Legal and Authorized.

            The contribution by the Seller of all of its right, title and interest (other than its ownership interest) in and to each item of Equipment, each Lease (including the right to receive all payments due or to become due thereunder) and the contribution and assignment of the covenants, representations, warranties and obligations of the Originator (including the Originator's Purchase Obligation) under this Assignment and Servicing Agreement and compliance by the Seller with all of the provisions of this Assignment and Servicing Agreement:

            (a) have been duly authorized by all necessary corporate action on the part of the Seller, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Seller except such as have been duly obtained;

            (b) are within the corporate powers of the Seller; and

            (c) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Seller under the provisions of, any agreement, charter instrument, by-law or other instrument to which the Seller is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Seller or its properties, or any order to which the Seller or its properties is subject, of or by any government or governmental agency or authority.

            3.05 Governmental Consent.

            No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Seller in connection with the execution and delivery of this Assignment and Servicing Agreement or the contribution of the Leases and the Equipment.

            3.06 Compliance with Law.

                  The Seller:

                  (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

                  (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business; and

                  (c) is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound, which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Seller and its subsidiaries.

            3.07 Assets and Liabilities.

            (a) Both immediately before and after any contribution of Leases (including the right to receive all payments due or to become due thereunder) and the contribution of the interests in the Equipment contemplated by this Assignment and Servicing Agreement, the present fair salable value of the Seller's assets was or will be in excess of the amount that will be required to pay the Seller's probable liabilities as they then exist and as they become absolute and matured; and

            (b) Both immediately before and after any contribution of Leases (including the right to receive all payments due or to become due thereunder) and the contribution of the interests in the Equipment contemplated by this Assignment and Servicing Agreement, the sum of the Seller's assets was or will be greater than the sum of the Seller's debts, valuing the Seller's assets at a fair salable value.

            3.08 Fair Consideration.

            The consideration received by the Seller, in exchange for the contribution of the Leases (including the right to receive all payments due or to become due thereunder) and the contribution of its interests (other than its ownership interest) in the Equipment, and the assignment and contribution of the covenants, representations, warranties and obligations of the Originator (including the Originator's Purchase Obligation) under this Assignment and Servicing Agreement is fair consideration having value equivalent to or in excess of the value of the assets being contributed by the Seller.

            3.09 Ability to Pay Debts.

            Neither as a result of the transaction contemplated by this Assignment and Servicing Agreement nor otherwise does the Seller believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws. The Seller's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

            3.10 Bulk Transfer Provisions.

            The contribution, transfer, assignment and conveyance of the Leases and its interests in the Equipment by the Seller pursuant to this Assignment and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

            3.11 Transfer Taxes.

            The contribution, transfer, assignment and conveyance of the Leases (including all payments due or to become due thereunder) and its interests (other than its ownership interest) in the Equipment by the Seller pursuant to this Assignment and Servicing Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller to any federal, state or local government ("Transfer Taxes"). In the event that the Issuer receives actual notice of any Transfer Taxes arising out of the contribution, assignment and conveyance of the Leases and/or the Seller's interests (other than its ownership interest) in the Equipment, on written demand by the Issuer, or upon the Seller otherwise being given notice thereof, the Seller shall pay, and otherwise indemnify and hold the Issuer, the Trustee and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the holders of the Notes and the Trustee shall have no obligation to pay such Transfer Taxes).

            3.12 Principal Executive Office.

The principal executive offices of the Originator and the Seller are located at 1738 Bass Road, P.O. Box 9115, Macon, Georgia 31208 and 501 Silverside Road, Suite 28, Wilmington, DE 19809, respectively.

            3.13 Nonconsolidation.

            The Seller is and at all times since its incorporation has been operated in such a manner that it would not be substantively consolidated with the Issuer, such that the separate existence of the Seller and the Issuer would be disregarded in the event of a bankruptcy or insolvency of the Seller or the Issuer, and in such regard:

            (a) the Seller is not involved in the day-to-day management of the Issuer;

            (b) the Seller maintains separate corporate records and books of account from the Issuer and otherwise observes corporate formalities and has a separate business office from the Issuer;

            (c) the financial statements and books and records of the Seller prepared after the Issuance Date will reflect the separate existence of the Issuer;

            (d) the Seller maintains its assets separately from the assets of the Issuer (including through the maintenance of a separate bank account), the Seller's funds and assets, and records relating thereto, have not been and are not commingled with those of the Issuer and the separate creditors of the Issuer will be entitled to be satisfied out of the Issuer's assets prior to any value in the Issuer becoming available to the Issuer's equityholders or the Seller's creditors;

            (e) all business correspondence of the Seller and other communications are conducted in the Seller's own name and on its own stationery; and

            (f) the Issuer does not act as an agent of the Seller in any capacity and the Seller does not act as agent for the Issuer, but instead presents itself to the public as a corporation separate from the Issuer.

            3.14 Capital Contribution Treatment.

            The Seller will treat the transfer to the Issuer of the Leases and the Lease Receivables and of its interests (other than its ownership interest) in the Equipment as a capital contribution for tax, reporting and accounting purposes.

            SECTION 4. ADMINISTRATION OF LEASES

            4.01 Servicer to Act.

            (a) Notwithstanding the contribution and assignments of the Leases (including the right to receive all payments due or to become due thereunder) and the related interests in the Equipment contemplated hereby, the Servicer, for the benefit of the Issuer, will service and administer each Lease in accordance with the terms thereof and of this Assignment and Servicing Agreement. The Servicer shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect each Lease from time to time, all in accordance with (i) customary and prudent servicing procedures for leases of a similar type, (ii) all applicable laws, rules and regulations, and (iii) without limitation as to its obligations under the preceding clauses (i) and (ii), no less a standard of care than that which it applies to Leases it services for its own account. The Servicer shall provide the Lessees with appropriate invoices and such other notices as may be required to ensure that all Lease Payments, Casualty Payments and Termination Payments on or in respect of each Lease are remitted by the Lessees to the address specified by the Servicer. The Servicer shall deposit such payments to the Collection Account, as applicable, within two Business Days of the receipt thereof. Any other amount received by the Servicer from time to time from the Originator, the Issuer or any Lessee which is or is intended to be subject to the Lien of the Indenture shall be held in trust by the Servicer, as agent for the Trustee and promptly turned over to the Trustee or deposited into the Collection Account for application in accordance with the provisions of the Indenture.

            (b) The Servicer shall do, and shall have full power and authority to do, subject only to the specific requirements and prohibitions of this Assignment and Servicing Agreement, any and all things in connection with the servicing and administration of the Leases and the interests in the Equipment which are consistent with the manner in which it services leases and equipment constituting part of its own portfolio and consistent with the customary practices of servicers in the equipment leasing industry, but in performing its duties hereunder, the Servicer will act on behalf and for the benefit of the Issuer, the Trustee and the holders of the Notes, subject at all times to the provisions of the Indenture, without regard to any relationship which the Servicer or any Affiliate of the Servicer may otherwise have with a Lessee. The Servicer shall at all times act in accordance with the provisions of each Lease, and shall observe and comply with all requirements of law applicable to it. Except as permitted by the terms of any Lease following a default thereunder, the Servicer shall not take any action which would result in the interference with the Lessee's right to quiet enjoyment of the Equipment subject to the Lease during the term thereof. The Servicer shall exercise with respect to each item of Equipment all rights and remedies it, the Issuer or the Trustee shall have against any vendor of the Equipment, subject to the provisions of any Lease, and shall promptly pay all amounts realized from such actions to the Trustee for deposit in the Collection Account, in accordance with the terms of the Indenture.

            (c) Without limiting the generality of the foregoing, the Servicer agrees to (i) invoice each Lessee monthly (except quarterly, semi-annually or annually in the case of Leases which provide for quarterly, semi-annual or annual Lease Payments, respectively) for all Lease Payments required to be paid by such Lessee in such manner and to the same extent as the Servicer does with respect to leases held for its own account, (ii) maintain with respect to each Lease and each item of Equipment, and with respect to each payment by each Lessee and compliance by each Lessee with the provisions of each Lease, complete and accurate records in the same form and to the same extent as the Servicer does with respect to leases and equipment held for its own account (which records shall be at least as complete and accurate as those maintained by the Servicer as of the date of this Assignment and Servicing Agreement), and (iii) from time to time execute, deliver and file (or cause the same to be done), and the Servicer is hereby authorized and empowered to execute, deliver, and file on behalf of the Issuer and the Trustee, any and all tax returns with respect to sales, use, personal property and other taxes (other than corporate income tax returns) and any and all reports or licensing applications required to be filed in any jurisdiction with respect to any Lease or any item of Equipment [and any and all required Financing Statements and assignments of Financing Statements and such additional Financing Statements and continuation statements with respect thereto as may from time to time be necessary because of Lease substitutions, equipment replacements in accordance with the provisions of any Lease or otherwise so that the security interest contemplated by the Indenture in favor of the Trustee in each of the Leases, at all times will be perfected by such filings with the appropriate Uniform Commercial Code filing offices]. The Originator and the Servicer agree to file Financing Statements on Form UCC-1 to perfect the security interest of the Trustee in the Leases and the Lease Payments, and to the extent provided herein, the Equipment.

            (d) The Servicer will maintain, or cause to be maintained, with respect to the Leases and the Equipment casualty and liability insurance in amounts at least as great as those described in Section 2.04(f). Each such casualty and liability policy (i) if maintained by the Servicer, shall name the Issuer and Trustee as loss payees or additional insureds and (ii) if maintained by the Lessee, shall name the Servicer or the Trustee as loss payee and additional insured; provided that the Servicer shall cause all such policies to name the Trustee and the Issuer as loss payees and additional insureds if (A) the Originator is no longer the Servicer, (B) an Event of Default shall have occurred and be continuing or (C) a Servicer Event of Default shall have occurred and be continuing.

            (e) On or prior to the Issuance Date, the Servicer will file the Financing Statements and assignments of Financing Statements in accordance with the Filing Requirements and thereafter will file such additional Financing Statements and continuation statements and assignments with respect to the Leases as may be necessary because of equipment replacements in accordance with the provisions of any Lease, purchases of Additional Leases in accordance with
Section 11 and Lease substitutions pursuant to Section 11 hereof or otherwise so that (i) the ownership interest contemplated by this Agreement in favor of the Issuer and the security interest contemplated by the Indenture in favor of the Trustee in each of the Leases and the Equipment will be perfected by such filings with the appropriate Uniform Commercial Code filing offices (to the extent this may be achieved by central filing), and (ii) the security interest contemplated by the Assignment and Servicing Agreement in favor of the Seller and the Issuer in each of the Leases and Equipment will be perfected by such filings with the appropriate Uniform Commercial Code filing offices (to the extent this may be achieved by central filing).

            (f) The Servicer shall pay the Excess Copy Charges, Maintenance Charges and Fee Per Scan Charges, if any, owing the related vendor in a timely fashion.

            4.02 Lease Amendments and Modifications.

            In performing its obligations hereunder, the Servicer may, acting in the name of the Issuer and without the necessity of obtaining the prior consent of the Issuer or the Trustee, enter into and grant modifications, waivers and amendments to the terms of any Lease except for modifications, waivers or amendments that (a) are inconsistent with the servicing standards set forth in
Section 4.01 above, (b) would reduce the amount or extend the time for payment of any Lease Payment, Casualty Payment, Termination Payment to be made under a Lease (other than to permit termination of a Lease which does not otherwise provide for termination by requiring the payment, in lieu of all future Lease Payments with respect to the Lease or Equipment subject thereto, an amount which equals or exceeds the Lease Purchase Amount for such Lease as of such date) or the Lessee's absolute and unconditional obligation to make payment of the same,
(c) would reduce or adversely affect the Lessee's obligation to maintain, service, insure and care for the Equipment or would permit the alteration of any item of Equipment in any way which could adversely affect its present or future value or (d) otherwise could adversely affect the interests of any of the Issuer, the Trustee or the holders of the Notes.

            In addition, following the transfer of any Lease to the Issuer in accordance herewith, the Servicer may make adjustments to such Lease which modify one or more terms of such Lease, such as payment amount or payment date. Such administrative adjustments may result in a re-booking of such Lease and the assignment of a new Lease number, but will not be considered to be a substitution or prepayment of such Lease. Except to the extent the Originator substitutes a Substitute Lease therefor in accordance with Section 11 hereof, the Servicer may permit such adjustments so long as the following conditions precedent have been satisfied:

                  (i) after giving effect to such adjustments and any additions and substitutions pursuant to Section 11, the aggregate Booked Residual Value of such Leases will not be less than 100% of the aggregate Booked Residual Value of the Leases adjusted, replaced or substituted since the Issuance Date.]

                  (ii) after giving effect to such adjustment and any additions and substitutions pursuant to Section 11, the final payment on such Lease must
be on or prior to [       ].

                  (iii) after giving effect to such adjustments and any additions and substitutions pursuant to Section 11 the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases and the Additional Leases) will not be materially less than the aggregate scheduled Lease Payments of the Leases prior to such adjustment, substitution or addition.

                  (iv) after giving effect to such adjustments, additions and substitutions pursuant to Section 11, the Discounted Present Value of the Performing Leases must not be less than the Discounted Present Value of the Performing Leases prior to such adjustment, addition and substitution.

                  (v) after giving effect to such adjustments, additions, and substitutions pursuant to Section 11, the weighted average remaining term of the Performing Leases must not be greater than the weighted average remaining term of the Performing Leases prior to such adjustment, addition, and substitution.

            4.03 Defaulted Leases.

            (a) Upon receipt of notice from the Issuer, the Trustee or any other Person, or if the Servicer otherwise learns that any Lease is a Defaulted Lease, the Servicer will take such action as is appropriate, consistent with the Servicer's administration of leases in its own portfolio and consistent with the customary practices of servicers in the equipment leasing industry, including such action as may be necessary to cause, or attempt to cause, the Lessee thereunder to cure such non-performance (if the same may be cured) or to terminate or attempt to terminate such Lease and to recover, or attempt to recover, all damages resulting from such default. The Servicer shall demand, on behalf of the Issuer, that the Originator immediately repay any Inter-Company Loan representing the advance pursuant to Section 15.01 hereof of any security deposit with respect to any Lease which becomes a Defaulted Lease, and the Servicer shall apply such security deposit in accordance with Section 4.03(d) hereof.

            (b) The Servicer will use its best efforts to sell or lease any Equipment upon the expiration or early termination of a Lease or that is subject to a Defaulted Lease in a timely manner and upon the most favorable terms and conditions available at the time. In the event of an Early Lease Termination, any Substitute Lease must have a Discounted Present Value equal to or greater than that of the Terminated Lease, monthly payments at least equal to those of the Terminated Lease through the remaining term of such Terminated Lease, a remaining term less than or equal to that of the Terminated Lease and a Booked Residual Value at least equal to that of such Terminated Lease.

            (c) In the event that the Servicer is required to sell or lease any item of Equipment pursuant to the provisions of this Section 4.03 at a time when the Servicer has other similar items of equipment available to it, the Servicer will not favor any such other item in its remarketing efforts.

            (d) All amounts realized by the Servicer in the performance of its duties hereunder with respect to any Lease or Equipment remaining subject to the Lien of the Indenture (net of the Servicer's actual out-of-pocket expenses reasonably incurred in such realization) shall be held in trust by the Servicer, as agent for the Trustee and deposited into the Collection Account for application in accordance with the provisions of the Indenture; provided that, to the extent that (i) the Servicer has made any advances pursuant to Section
5.01 hereof with respect to any Lease which thereafter became a Defaulted Lease, and (ii) the Servicer has not otherwise been fully reimbursed for such advances or payments, the Servicer shall reimburse itself for such advances or payments from any amounts recovered with respect to such Defaulted Lease before depositing any such amounts pursuant to this Section 4.03(d).

            4.04 Costs of Servicing; Servicing Fee; Administrative Expenses.

            (a) All costs of servicing each Lease in the manner required by this
Section 4 shall be borne by the Servicer, but the Servicer shall be entitled to retain, out of any amounts actually recovered by the Servicer in the performance of its obligations under Section 4.03 hereof with respect to any Lease or the interests in the Equipment subject thereto, the Servicer's actual out-of-pocket expenses reasonably incurred in the course of such performance with respect to such Lease or the interests in the Equipment. (For all purposes of this Section 4 the Servicer's "out-of-pocket expenses" means only those expenses incurred to third parties (e.g., reasonable fees of outside counsel in a collection suit) and not salaries, operating costs, overtime wages and other such "overhead" costs or expenses of the Servicer.) In addition, the Servicer shall be entitled to receive from the Issuer on each Payment Date following the Issuance Date a servicing fee with respect to the Notes (the "Servicing Fee").

            (b) The amount of the Servicing Fee which the Servicer shall be entitled to receive on each Payment Date following the [original] issuance of the Notes shall be determined by multiplying (i) the Discounted Present Value of Performing Leases as of the prior Payment Date times (ii) one-twelfth of [ ]%.

            (c) The Servicer agrees to pay, out of the Servicing Fee, all Trustee's Fees and expenses in connection with the Notes (including the expenses relating to the preparation and delivery of reports to Noteholders) and all fees of accountants in connection with the Notes.

            4.05 Other Transactions.

            Nothing in this Assignment and Servicing Agreement shall preclude the Originator or the Servicer from entering into other leases or other financial transactions with any Lessee or selling or discounting any such lease with any Person.

            SECTION 5. SERVICER ADVANCES AND ORIGINATOR'S SUPPORT

            5.01 Late Lease Payments. On each Determination Date, the Servicer may, but will not be required to, advance and remit to the Trustee for deposit in the Collection Account, in such manner as will ensure that the Trustee will have immediately available funds on account thereof by 11:00 A.M. New York City time on the second Business Day prior to the next succeeding Payment Date, an amount (a "Servicer Advance") equal to any Lease Payment due during the prior Lease Payment Period but unpaid prior to such Determination Date with respect to any Lease. In consideration of each Servicer Advance the Servicer will be entitled to retain any late payment fees recovered from the Lessee with respect to any Lease Payment covered by a Servicer Advance. In addition, the Servicer will be reimbursed for Servicer Advances from funds in the Collection Account in accordance with the Indenture on the second following Payment Date.

            5.02 Early Termination Leases.

            Following the Determination Date as of which any Lease first becomes an Early Termination Lease the Originator may, but shall have no obligation to, either (a) substitute one or more Eligible Leases and the Equipment subject thereto for such Lease and the Equipment subject thereto pursuant to Section 11 hereof (if the Originator is then entitled to substitute Leases and Equipment in accordance with the provisions of Section 11.01 hereof) on or before the second Business Day prior to the next succeeding Payment Date, [(b) purchase from the Issuer such Lease and the related Equipment by remitting to the Trustee an amount equal to the Lease Purchase Amount in such manner as will ensure that the Trustee will have immediately available funds therefor by 11:00 A.M. New York City time on the second Business Day prior to the next succeeding Payment Date] or [(c) offer for sale] to the Issuer one or more Additional Leases in consideration of the proceeds thereof in accordance with Section 11 hereof. Unless the Originator takes one of the actions set forth in the prior sentence, the Servicer will not permit a voluntary termination of a Lease prior to its stated maturity unless it receives a payment in connection with such termination equal to at least the Lease Purchase Amount. Any Early Termination Lease and the Equipment subject thereto which is purchased, or for which Additional Leases have been acquired or Substitute Leases transferred, pursuant to this Section
5.02 shall nevertheless remain subject to the Lien of the Indenture until such time as an Additional Lease or Additional Leases have been acquired or Substitute Lease or Substitute Leases have been transferred in accordance with the provisions of Section 11 hereof or the Lease Purchase Amount has been paid. A Lease will be considered to be an "Eligible Lease" if on the date such Lease is substituted for or added in replacement of an Early Termination Lease, such Lease satisfies the representations and warranties set forth in Section 2.04(a) through (ee) and th requirements of Section 11 hereof.

            5.03 Indemnification.

            The Originator and in its capacity as Servicer, agrees to indemnify and hold harmless the Issuer, the Servicer, the Trustee and each holder of the Notes (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party (except to the extent arising out of the gross negligence or willful misconduct on the part of the Indemnified Party) as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Indenture, including, without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Servicer's possession or under its control pursuant to this Assignment and Servicing Agreement, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; provided that the foregoing indemnity shall in no way be deemed to impose on the Originator any obligation, other than to the extent specifically set forth in this Section 5, to make any payment with respect to principal or interest on the Notes or to reimburse the Issuer for any payments on account of the Notes. This Section 5.03 shall bind any successor Servicer hereunder.

            5.04 Purchases; Other Payments.

            (a) In the event that (i) any of the representations or warranties made by the Originator in Sections 2.04 and 2.05 hereof with respect to any of the Leases or the Equipment subject thereto proves at any time to have been inaccurate in any material respect, thus, causing a breach of such representation or warranty to occur, as of the Issuance Date or related transfer date, as the case may be which breach has not been cured or corrected within [30] days after the earlier of the date on which the Originator is given notice thereof by the Issuer or Trustee or the date on which the Originator otherwise first discovers such breach (each such lease a "Warranty Lease") or (ii) any Lease shall be terminated in whole or in part by a Lessee, or any amounts due with respect to any Lease shall be reduced or impaired, as a result of any action or inaction by the Originator (other than any such action or inaction of the Originator, when acting as Servicer, in connection with the enforcement of any Lease in a manner consistent with the provisions of this Assignment and Servicing Agreement) or any claim by any Lessee against the Originator and, in any such case, the event or condition causing such termination, reduction, impairment or claim shall not have been cured or corrected within [30] days after the earlier of the date on which the Originator is given notice thereof by the Issuer or the Trustee or the date on which the Originator otherwise first has notice thereof, the Originator will purchase such Warranty Lease, Lease and the Equipment subject thereto by paying to the Trustee, not later than the third Business Day after the Determination Date next following the expiration of such 30-day period with respect to the events referenced in Section 5.04(a)(i) and
(ii), an amount equal to the Purchase Amount, and simultaneously with such purchase, the Originator shall reimburse the Servicer for all amounts, if any, theretofore advanced by the Servicer pursuant to Section 5.01 with respect to such Lease. Without limiting the generality of the foregoing, it is agreed and understood that for purposes of this Section 5.04, any inaccuracy in any representation or warranty with respect to (i) the priority of the Lien of the Indenture with respect to any Lease or (ii) the amount (if less than represented) of the Lease Payments, Casualty Payments, Termination Payment or Booked Residual Value under any Lease shall be deemed to be material.

            (b) By the Issuance Date, the Originator agrees to obtain and provide to the Trustee UCC searches against it from the central filing offices in [Georgia] confirming the absence of any UCC filings (other than those in the process of being released pursuant to releases delivered on the Issuance Date) against the Originator with respect to the Leases (including the right to receive all payments due or to become due thereunder) and the Equipment, other than those naming the Seller or the Issuer as the owner of the Leases or the Trustee as secured party. In the event the Originator fails to provide any such searches required by the preceding sentence of this Section 5.04(b) within the required time period or any search reveals the existence of any conflicting Liens (which are not removed within 30 days of receipt of such search), the Originator shall be required to purchase not later than the third Business Day after the Determination Date following the expiration of the time period during which such search was to be obtained or such Lien released, as the case may be, any Lease of Equipment in any such state for which such searches are not provided or with respect to which conflicting Liens are found to exist at the Lease Purchase Amount for such Lease.

            (c) The Originator's obligations under this Section 5.04 are the full recourse obligations of the Originator and shall in no way be limited or discharged by the application of any funds constituting part of the Trust Estate.

            5.05 Payment Advices.

            Each payment to the Trustee pursuant to any of the provisions of this Assignment and Servicing Agreement shall be accompanied by written advice containing sufficient information to identify the Lease and/or Equipment to which such payment relates, the Section of this Assignment and Servicing Agreement pursuant to which such payment is made, and the proper application pursuant to the provisions of the Indenture of the amounts being paid.

            SECTION 6. INFORMATION TO BE PROVIDED

            6.01 Monthly Status Reports; Servicing Reports.

            (a) Within five Business Days following each Payment Date, the Servicer will send to the Trustee (copies of which the Trustee shall send to each Rating Agency and to each holder of the Notes as provided in the Indenture) a written report, signed by one of the Servicer's financial officers, (i) identifying each Lease with respect to which any Lease Payment was 30 or more days overdue as of the end of the immediately preceding Lease Payment Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section 5.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Cut-Off Date), (ii) identifying each Lease with respect to which any Lease Payment was 60 or more days overdue as of the end of the immediately preceding Lease Payment Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section 5.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Issuance Date), (iii) identifying each Lease with respect to which any Lease Payment was [93] or more days overdue as of the end of the immediately preceding Lease Payment Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section 5.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Issuance Date), (iv) identifying each Lease which became a Defaulted Lease as of the preceding Determination Date and specifying the Discounted Present Value of such Lease as of such Determination Date (or, in the case of the first such report, subsequent to the CutOff Date) and the aggregate Discounted Present Value of all such Defaulted Leases, (v) indicating the aggregate amount recovered by the Servicer subsequent to the preceding Payment Date (or, in the case of the first Payment Date, subsequent to the Cut-Off Date) and on or prior to such Payment Date with respect to Lease Delinquency Payments and Defaulted Lease Payments previously made by the Seller and the Servicer (and the specific amounts so recovered with respect to any Defaulted Lease) as of the related Determination Date]. Each such report shall also describe generally what action or actions the Servicer is then taking or proposes to take to recover from the appropriate Lessees any amounts previously paid by the Servicer to the Trustee pursuant to Section 5.01 hereof.

            (b) On the second Business Day preceding the Payment Date, the Servicer shall deliver to the Trustee and to each Rating Agency a certificate signed by an officer of the Servicer (a "Servicing Report") stating the date and in the form of Exhibit C hereto.

            (c) The Servicing Report shall include, among other items, the total amount of all Lease Payments, Casualty Payments, Termination Payments, Lease Purchase Amount, recoveries related to Defaulted Leases, Similar Transaction Payments and Other Lease Payments received by the Servicer and deposited in the Collection Account prior to such Determination Date and on or subsequent to the Determination Date preceding such Determination Date (or, in the case of the first Determination Date, on or subsequent to the Cut-Off Date). Such report shall indicate the amount of all Lease Payments received by the Servicer and deposited in the Collection Account which are for any Lease Payment Period other than the Lease Payment Period for such Determination Date and shall identify each Lease with respect to which a Casualty Payment, Termination Payment or Lease Purchase Amount was made during such time period. Such report shall also indicate (i) the aggregate amount paid by the Servicer on or subsequent to the most recent Determination Date with respect to Defaulted Leases pursuant to
Section 5.01 hereof, and (ii) the aggregate amount reimbursed to the Servicer prior to the most recent Determination Date and on or subsequent to the Determination Date preceding such Determination Date (or, in the case of the first Determination Date, on or subsequent to the Cut-Off Date) for actual cash payments made by the Servicer with respect to Defaulted Leases pursuant to
Section 5.01 hereof. Such report shall also include the amount of the distribution with respect to each class of Notes, the amount of such distribution allocable to principal, the amount of such distribution allocable to interest, the Asset Pool balance, if applicable, as of the close of business on the last day of the related Remittance Period, the aggregate outstanding principal balance and the Pool Factor for each class of Notes after giving effect to all distributions allocable to principal on such Payment Date, the amount paid to the Servicer, if any, with respect to the related Remittance Period, and the amount of the aggregate purchase amounts for Leases that have been reacquired, if any, for such Remittance Period. The Servicer hereby represents and warrants that such calculations will be correct and accurate, and the Servicer shall be fully responsible for, and shall reimburse and indemnify each Indemnified Party for, any loss resulting from such Indemnified Party's reliance on any such calculations which are not correct.

            (d) The Servicer shall deliver to the Issuer and/or the Trustee within [135] days following the end of each fiscal year of the Servicer, beginning with the Servicer's fiscal year ending September 30, 1998, an Officers' Certificate stating that the Servicer has fulfilled its obligations under the Assignment and Servicing Agreement in all material respects throughout the preceding twelve (12) months (or, in the case of the first such certificate, the period from the applicable Issuance Date) or if there has been any material default under the Assignment and Servicing Agreement, describing such default.

            (e) The Servicer shall deliver to the Trustee within 120 days following the end of each fiscal year of the Servicer, beginning with the Servicer's fiscal year ending September 30, 1998, a report (the "Supplementary Report") signed by an authorized officer on behalf of the Servicer and dated as of the last day of such fiscal year, stating that (a) a review of the activities of the Servicer and the Servicer's performance under the Assignment and Servicing Agreement for the previous 12-month period has been made under such officer's supervision and (b) nothing has come to such officer's attention to indicate that an Event of Servicing Termination has occurred, or, if such Event of Servicing Termination has so occurred and is continuing, specifying each such event known to the officer, the nature and status thereof and the steps necessary to remedy such event.

            (f) If the Servicer intends to withdraw any funds from the Collection Account other than on a Payment Date, the Servicer shall submit with such report a certificate (i) setting forth the amounts to be withdrawn (on an item-by-item basis), (ii) stating that none of such amounts are all or part of any Lease Payment, Lease Delinquency Payment, recoveries related to Defaulted Leases, Lease Purchase Amount, Casualty Payment or Termination Payment and (iii) identifying the lease or leases to which such amounts relate.

            (g) Within the prescribed period of time for tax reporting purposes after the end of each calendar year, the Issuer, or the Servicer on behalf of the Issuer, will provide to the Noteholders a statement containing the distribution amount with respect to each class of Notes and the distribution amount allocable to interest for that calendar year and any other information required by applicable tax laws, for the purpose of the Noteholders' preparation of federal income tax returns.

            6.02 Annual Independent Public Accountant's Report.

            The Servicer shall cause a firm of independent public accountants (who may also render other services to the Servicer or to the Seller or Originator) to deliver to the Trustee, with a copy to each Rating Agency, within [135] days following the end of each fiscal year of the Servicer, beginning with the Servicer's fiscal year ending September 30, 1998, a written statement to the effect that such firm has (a) obtained from the Servicer a copy of the monthly status report pursuant to Section 6.01 for a single month during the previous calendar year; (b) compared the information contained in such monthly status report and in the monthly summaries prepared by the Servicer in support of such monthly status report to the computer printouts and accounts prepared by the Servicer and supporting such reports; and (c) selected, at random, at least 100 Leases included in the Trust Estate and compared the activity in the files maintained by the Servicer for such Leases to the activity as reported for those Leases to the monthly summaries prepared by the Servicer and supporting the monthly status report, and that, on the basis of such examination and comparison, such firm is of the opinion that the Servicer has prepared such monthly status report and summaries in agreement with the computer printouts, accounts and individual Lease files, except in each case for (x) such exceptions as such firm shall believe to be immaterial and (y) such other exceptions as shall be set forth in such statement.

            SECTION 7. THE SERVICER

            7.01 Merger or Consolidation of the Servicer.

            The Servicer will keep in full force and effect its existence, rights and franchise as a corporation under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Servicer's duties under this Assignment and Servicing Agreement.

            The Servicer shall not merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and
(ii) the surviving entity, if not the Servicer, shall execute and deliver to the Issuer, the Servicer and the Trustee, in form and substance satisfactory to each of them, (a) an instrument expressly assuming all of the obligations of the Servicer hereunder and (b) an opinion of counsel to the effect that such Person is a corporation of the type described in the preceding clause (i) and has effectively assumed the obligations of the Servicer hereunder. Upon the occurrence of any such merger or consolidation, the Servicer shall give notice promptly to the Rating Agencies.

            7.02 Limitation on Liability of the Servicer and Others.

            Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall incur any liability to the Issuer, the Trustee or the holders of the Notes for any action taken or not taken in good faith pursuant to the terms of this Assignment and Servicing Agreement with respect to any Lease (including any Defaulted Lease) or the Equipment subject thereto; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties, representations or covenants made by it herein or in any certificate delivered in conjunction with the purchase of the Notes or for any liability which would otherwise be imposed for any action or inaction resulting from willful misconduct or bad faith or for negligence in the performance or nonperformance of its duties hereunder.

            7.03 Servicer Not to Resign or Be Removed.

            The Servicer shall not resign from the servicing obligations and duties hereby imposed on it except upon determination that such duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of independent counsel to the Servicer, in form and substance satisfactory to the holders of the Notes, to such effect delivered to the Trustee.

            Except as provided in Section 10.02 hereof, the Servicer shall not be removed or be replaced as Servicer with respect to any Lease or any of the Equipment.

            No resignation or removal of the Servicer shall in any event (i) become effective until the Trustee or a successor servicer shall have assumed the Servicer's servicing responsibilities and obligations in accordance with
Section 10.02 hereof, or (ii) affect the Seller's obligations pursuant to
Section 4 hereof.

            7.04 Financial and Business Information.

            The Servicer will deliver to the Issuer and the Trustee upon receipt thereof shall deliver to each Rating Agency and upon request, to any holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes (and, upon the request of any holder of not less than 25% of the Outstanding Principal Amount of the Notes, to any prospective transferee of any Notes) and, in the case of subsection (c) below:

            (a) Quarterly Statements - within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Servicer, a copy of:

            (1) a consolidated balance sheet of the Servicer (or its parent) and its consolidated subsidiaries at the end of such quarter, and

            (2) consolidated statements of income, retained earnings and cash flow of the Servicer (or its parent) and its consolidated subsidiaries for that quarter and for the portion of the fiscal year ending with such quarter, accompanied by a certificate signed by a principal financial officer of the Servicer stating that such financial statements present fairly the financial condition of the Servicer and its consolidated subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied;

            (b) Annual Statements - within 135 days after the end of each fiscal year of the Servicer, a copy of:

            (1) a consolidated balance sheet of the Servicer (or its parent) and its consolidated subsidiaries, at the end of that year, and

            (2) consolidated statements of income, retained earnings and cash flow of the Servicer (or its parent) and its consolidated subsidiaries for that year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly the financial condition of the Servicer and its consolidated subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur and footnote), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

            (c) Notice of Servicer Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice, by certified mail return receipt requested, hand delivery or overnight courier, describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto;

            (d) SEC and Other Reports - promptly upon their becoming available, one copy of each report (including the Servicer's annual report to shareholders and reports on Form 8-K, 10-K, and 10-Q), proxy statement, registration statement, prospectus and notice filed with or delivered to any securities exchange, the Securities and Exchange Commission or any successor agencies; and

            (e) Report on Proceedings - promptly upon the Servicer's becoming aware of

            (1) any proposed or pending investigation of it by any governmental authority or agency, or

            (2) any court or administrative proceeding

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or conditions (financial or otherwise) of the Servicer, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits.

            7.05 Officers' Certificates.

            With each set of financial statements delivered pursuant to Section 7.04, the Servicer will deliver an Officers' Certificate stating (i) that the officers signing such Officers' Certificate have reviewed the relevant terms of this Assignment and Servicing Agreement and have made, or caused to be made under such officers' supervision, a review of the activities of the Servicer during the period covered by the statements then being furnished, (ii) that the review has not disclosed the existence of any Servicer Event of Default or, if a Servicer Event of Default exists, describing its nature and what action the Servicer has taken and is taking with respect thereto, and (iii) that on the basis of such review the officers signing such certificate are of the opinion that during such period the Servicer has serviced the Leases in compliance with the procedures hereof except as described in such certificate.

            7.06 Inspection.

            The Servicer will permit, on reasonable prior notice, the representatives of the Issuer and the Trustee and the holder of any Notes evidencing not less than 25% of the Outstanding Principal Amount of any class of Notes to examine all of the books of account, records, reports and other papers of the Servicer, to make copies and extracts therefrom, and to discuss the Servicer's affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Servicer authorizes said accountants to discuss the finances and affairs of the Servicer) all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Servicer or the Servicer's performance of its duties and obligations hereunder. Any expense incident to the exercise by the Issuer, the Trustee, or any holder of the Notes during the continuance of any Servicer Event of Default, or any event or condition which with the giving of notice or the lapse of time or both would become a Servicer Event of Default, of any right under this Section 7.06 shall be borne by the Servicer.

            7.07 Servicer Records.

            The Servicer will indicate in its records that it is servicing and administering each Lease in its capacity as Servicer hereunder, and to the extent it is in possession of any original Lease agreement, will hold such Lease, subject to the provisions of the Indenture as Custodian for the Trustee.

            SECTION 8. THE ORIGINATOR

            8.01 Merger or Consolidation of the Originator.

            The Originator will keep in full force and effect its existence, rights and franchise as a corporation under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Originator's duties under this Assignment and Servicing Agreement.

            The Originator shall not merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and
(ii) the surviving entity, if not the Originator, shall execute and deliver to the Seller, the Issuer, the Servicer and the Trustee, in form and substance satisfactory to each of them, (a) an instrument expressly assuming all of the obligations of the Originator hereunder and (b) an opinion of counsel to the effect that such Person is a corporation of the type described in the preceding clause (i) and has effectively assumed the obligations of the Originator hereunder.

            8.02 Control of Seller.

            So long as any of the Notes or the other obligations secured by the Indenture remain outstanding, the Originator will not (i) sell, pledge or otherwise transfer any of its stock in the or (ii) vote its shares in favor of any amendment to or alteration of the articles of incorporation [or the bylaws (if amending or altering such bylaws would cause a material adverse effect] of the Seller.

            8.03 Financial and Business Information.

            The Originator will deliver to the Issuer and the Trustee and upon receipt thereof the Trustee shall deliver to each Rating Agency and upon request, to any holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount of Notes (and, upon the request of any holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes, to any prospective transferee of any Notes):

            (a) Notice of Servicer Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice (with a copy to each Rating Agency) describing its nature and period of existence and what action the Originator is taking or proposes to take with respect thereto;

            (b) SEC and Other Reports - promptly upon their becoming available, one copy of each report (including the Originator's annual report to shareholders and reports on Form 8-K, 10-K, and 10-Q), proxy statement, registration statement, prospectus, Prospectus Supplement and notice filed with or delivered to any securities exchange, the Securities and Exchange Commission or any successor agencies;

            (c) Report on Proceedings - promptly upon the Originator's becoming aware of

            (1) any proposed or pending investigation of it by any governmental authority or agency, or

            (2) any court or administrative proceeding,

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Originator, a written notice specifying the nature of such investigation or proceeding and what action the Originator is taking or proposes to take with respect thereto and evaluating its merits;

            (d) ERISA - (i) promptly and in any event within ten days after the Originator knows or has reason, to know of the occurrence of a Reportable Event with respect to a Pension Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of the Originator setting forth details as to such Reportable Event and the action which the Originator proposes to take with respect thereto;
(ii) at least ten days prior to the filing by any plan administrator of a Pension Plan of a notice of intent to terminate such Pension Plan, a copy of such notice; (iii) upon request of the Issuer and the Trustee, and in no event more than ten days after such request, copies of each annual report which is filed on Form 5500, together with certified financial statements for the Pension Plan (if any) as of the end of such year and actuarial statements on Schedule B to such Form 5500; (iv) promptly and in any event within ten days after it knows or has reason to know of any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, a statement of the chief financial officer of the Originator describing such event or condition; (v) promptly and in no event more than ten days after receipt thereof by the Originator or any Related Person, each notice received by the Originator or any Related Person concerning the imposition of any withdrawal liability under Section 4202 of ERISA; and (vi) promptly after receipt thereof a copy of any notice the Originator or any Related Person may receive from the PBGC or the Internal Revenue Service with respect to any Pension Plan; provided, however, that this subsection (vi) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service or notices which would not require any material payment by the Originator or any Related Person; and

            (e) Requested Information - with reasonable promptness, any other data and information which may be reasonably requested from time to time.

            8.04 Officers' Certificates.

            With each set of financial statements delivered pursuant to Section 8.03, the Originator will deliver an Officers' Certificate stating that the officers signing such Certificate have reviewed the relevant terms of this Assignment and Servicing Agreement and have made, or caused to be made under such officers' supervision, a review of the activities of the Originator during the period covered by the income statements then being furnished and, so long as the Originator is Servicer hereunder, that the review has not disclosed the existence of any Servicer Event of Default or, if a Servicer Event of Default exists, describing its nature and what action the Originator has taken and is taking with respect thereto.

            8.05 Inspection.

            The Originator will permit, on reasonable prior notice, the representatives of the Issuer, the Servicer, the Trustee, or any holder of the Notes evidencing not less than 25% of the Outstanding Principal Amount of any class of Notes to examine all of the books of account, records, reports and other papers of the Originator, to make copies and extracts therefrom, and to discuss the Originator's affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Originator authorizes said accountants to discuss the finances and affairs of the Originator) all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Originator or the Originator's performance of its duties and obligations hereunder. Any expense incident to the exercise by the Issuer, the Trustee or any holder of the Notes during the continuance of any default by the Originator in any of its obligations hereunder of any right under this Section
8.05 shall be borne by the Originator.

            8.06 Books and Records.

            The Originator will clearly mark its books and records to reflect each contribution of a Lease and Equipment pursuant to this Agreement.

            8.07 Communications.

            The Originator will reply to all inquiries by third parties with respect to the transactions contemplated by this Agreement by indicating that it has sold the Leases and contributed its right, title and interest in the related Equipment and that the Issuer now holds title to the Leases and such interest in the related Equipment.

            SECTION 9. THE SELLER

            9.01 Merger or Consolidation of the Seller.

            The Seller will keep in full force and effect its existence, rights and franchise as a limited liability company under the laws of its jurisdiction of organization and will preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Seller's duties under this Assignment and Servicing Agreement.

            The Seller shall not merge or consolidate with any other Person.

            9.02 Control of Issuer.

            So long as any of the Notes or the other obligations secured by the Indenture remain outstanding, the Seller will not (i) sell, pledge or otherwise transfer any of its membership interests in the Issuer or (ii) vote such membership interests in favor of any amendment to or alteration of the certificate of formation of the Issuer or the Operating Agreement.

            9.03 Financial and Business Information.

            The Seller will deliver to the Issuer and the Trustee and upon receipt thereof the Trustee shall deliver to each Rating Agency and upon request, to any holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes (and, upon the request of any holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes, to any prospective transferee of any Notes):

            (a) (a) Notice of Servicer Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice (with a copy to each Rating Agency) describing its nature and period of existence and what action the Seller is taking or proposes to take with respect thereto;

            (b) Report on Proceedings - promptly upon the Seller's becoming aware of

            (1) any proposed or pending investigation of it by any governmental authority or agency, or

            (2) any court or administrative proceeding,

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Seller, a written notice specifying the nature of such investigation or proceeding and what action the Seller is taking or proposes to take with respect thereto and evaluating its merits;

            (c) Requested Information - with reasonable promptness, any other data and information which may be reasonably requested from time to time.

            9.04 Inspection.

            The Seller will permit, on reasonable prior notice, the representatives of the Issuer, the Servicer, the Trustee, or any holder of the Notes evidencing not less than 25% of the Outstanding Principal Amount of any class of Notes to examine all of the books of account, records, reports and other papers of the Seller, to make copies and extracts therefrom, and to discuss the Seller's affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Seller authorizes said accountants to discuss the finances and affairs of the Seller) all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Seller or the Seller's performance of its duties and obligations hereunder. Any expense incident to the exercise by the Issuer, the Trustee or any holder of the Notes during the continuance of any default by the Seller in any of its obligations hereunder of any right under this Section 9.04 shall be borne by the Seller.

            9.05 Books and Records.

            The Seller will clearly mark its books and records to reflect each contribution of a Lease and of its right, title, and interest (other than its ownership interest) in the Equipment subject thereto to the Issuer.

            9.06 Communications.

            The Seller will reply to all inquiries by third parties with respect to the transactions contemplated by this Agreement by indicating that it has contributed to the Issuer the Leases and its right, title and interest (other than its ownership interest) in the related Equipment.

            SECTION 10. DEFAULT

            10.01 Servicer Events of Default.

            The following events and conditions shall constitute Servicer Events of Default hereunder:

                  (i) failure on the part of the Servicer to deposit to the
            Collection Account, or other applicable account in accordance with the terms of the Indenture within three Business Days following the receipt thereof any monies received by the Servicer (including, without limitation, any Lease Payments and any Defaulted Lease Payments) and required to be deposited hereunder;

                  (ii) so long as the Originator is the Servicer hereunder,
            failure on the part of the Originator to pay to the Trustee on the date when due in accordance with the terms hereof, any payment required to be made by the Seller pursuant to Section 5 hereof;

                  (iii) failure on the part of either the Servicer or (so long as the Originator is the Servicer) the Originator to observe or perform in any material respect any other of their respective covenants or agreements in this Assignment and Servicing Agreement which failure continues unremedied for a period of 90 days after the earlier of (A) the date it first becomes known to any officer of the Originator, the Seller or the Servicer, as the case may be, and (B) the date on which written notice thereof requiring the same to be remedied shall have been given to the Originator or the Servicer, as the case may be, by the Trustee, or to the Originator or the Servicer, as the case may be, and the Trustee by the holders of not less than 25% of the voting rights of such series of Notes;

                  (iv) if any representation or warranty made by the Originator in this Assignment and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or made by any successor Servicer in connection with such successor Servicer's assumption of the duties of the Servicer shall prove to be incorrect in any material respect as of the time when the same shall have been made; provided, however, that the breach of any representation or warranty made by the Originator or Servicer in this Assignment and Servicing Agreement will be deemed to be "material" only if it affects the Noteholders, the enforceability of the Indenture or of the Notes; and provided, further, that a material breach of any representation or warranty made by the Originator in this Assignment and Servicing Agreement with respect to any of the Leases or the Equipment subject thereto will not constitute a Servicer Event of Default if the Originator purchases such Lease [and Equipment] in accordance with this Assignment and Servicing Agreement or to the extent the Originator does not purchase such Lease, if the Seller purchases such Lease in accordance with this Assignment and Servicing Agreement.

                  (v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Servicer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Servicer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Servicer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

                  (vi) the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the failure by the Servicer to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action;

                  (vii) the failure of the Servicer to make one or more payments due with respect to aggregate recourse debt or other obligations exceeding [$5,000,000], or the occurrence of any event or the existence of any condition, the effect of which event or condition is to cause (or permit one or more persons to cause) more than [$5,000,000] of aggregate recourse debt or other obligations of the Servicer to become due before its (or their) stated maturity or before its (or their) regularly scheduled dates of payment so long as such failure, event or condition shall be continuing and shall not have been waived by the Person or Persons entitled to performance; or

                  (viii) a final judgment or judgments (or decrees or orders)
            for the payment of money aggregating in excess of [$5,000,000] and any one of such judgments (or decrees or orders) has remained unsatisfied and in effect for any period of 60 consecutive days without a stay of execution.

            10.02 Termination.

            So long as a Servicer Event of Default shall be continuing, the Trustee or the holders of Notes evidencing not less than 25% of the voting rights of such then outstanding Notes, by notice in writing to the Servicer terminate all of the rights and obligations of the Servicer (but not the Originator's obligations which shall survive any such termination) under this Assignment and Servicing Agreement. On the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Assignment and Servicing Agreement to take any action with respect to any Lease or Equipment shall cease and the same shall pass to and be vested in the Trustee pursuant to and under this Section and the Indenture; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and assignment of any Lease and the related Equipment, or otherwise.

            10.03 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 10.02 hereof, the Trustee, subject to the terms of Section 5.02 of the Indenture, shall be the successor in all respects to the Servicer in its capacity as servicer of the Leases under this Assignment and Servicing Agreement and, to such extent, shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof (but not the obligations of the Originator contained in Section 5 hereof which shall survive any such termination as above provided) and shall be entitled to receive from the Issuer the Servicing Fee provided for in Section 4.04 hereof; provided that the Trustee shall in no way be responsible or liable for any action or actions of the Servicer before the time the Servicer receives such a notice of termination.

            (b) Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, give notice of such fact to each holder of the Notes and (i) appoint an established institution satisfactory to the holders of 66-2/3% in Outstanding Principal Amount of the Notes as the successor to the Servicer hereunder to assume all of the rights and obligations of the Servicer hereunder, including, without limitation, the Servicer's right hereunder to receive the Servicing Fee (but not the obligations of the Originator contained in Section 5 hereof) or, (ii) if no such institution satisfactory to the holders of 66-2/3% in Outstanding Principal Amount of the Notes is so appointed within 60 days following the giving of such notice, appoint a bank or other established institution, which has experience in servicing lease contracts and equipment similar to the Leases and Equipment and as to which each of S&P and Moody's has indicated in writing that the appointment of such Person, as the successor to the Servicer hereunder will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes or, (iii) if no such institution is so appointed, petition a court of competent jurisdiction to appoint an institution meeting such criteria as the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the

Trustee shall cause such successor to the Servicer to enter into a servicing agreement substantially in the form of this Assignment and Servicing Agreement except that such agreement shall not include any of the Originator's representations, warranties or obligations and the Trustee may make arrangements for the compensation of such successor out of payments on Leases as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that provided for a successor to the Servicer in Section 4.04 hereof. The Trustee shall provide the Rating Agencies with prior written notice of the appointment of any successor to the Servicer.

            10.04 Servicer to Cooperate.

            The Servicer hereby agrees to cooperate with the Trustee or any successor to the Servicer appointed in accordance with Section 10.03 hereof, as applicable, in effecting the termination and transfer of the responsibilities and rights of the Servicer hereunder to the Trustee or any successor to the Servicer, including, without limitation, the execution and delivery of assignments of Financing Statements, and the transfer to the Trustee or the successor to the Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer or thereafter received with respect to the Leases. The Servicer hereby agrees to transfer to any successor to the Servicer its electronic records and all other records, correspondence and documents relating to the Leases and Equipment in the manner and at such times as the successor to the Servicer shall reasonably request. The Servicer hereby designates the Trustee and any successor to the Servicer its agent and attorney-in-fact to execute transfers of Financing Statements and any other filings or instruments which may be necessary or advisable to effect such transfer of the Servicer's responsibilities and rights hereunder.

            10.05 Notification to Noteholders.

            Upon any such termination or appointment of a successor to the Servicer, the Issuer shall cause the Trustee to give prompt written notice thereof to each Rating Agency and to each holder of the Notes in the manner provided in the Indenture.

            10.06 Remedies Not Exclusive.

            Nothing in the preceding provisions of this Section 10 shall be interpreted as limiting or restricting any rights or remedies which the Issuer, the Trustee or any other Person would otherwise have at law or in equity on account of the breach or violation of any provision of this Assignment and Servicing Agreement by the Servicer, including, without limitation, the right to recover full and complete damages on account thereof to the extent not inconsistent with Section 7.02 hereof.

            SECTION 11. SUBSTITUTION AND ADDITION OF LEASES

            11.01 Substitution and Addition.

            (a) Subject to the satisfaction of the requirements set forth in
Section 11.01(b) hereof, the Originator will have the right (but not the obligation) at any time to substitute one or more Eligible Leases and the Equipment subject thereto (each, a "Substitute Lease") for a Lease

(for purposes of this Section 11 referred to as a "Predecessor Lease") and the Equipment subject thereto if:

                  (i) the Predecessor Lease became (A) a Defaulted Lease, (B) a
            Warranty Lease or (C) an Adjusted Lease during the immediately preceding Due Period;

                  (ii) the aggregate Discounted Present Value of the Defaulted
            Leases that are Predecessor Leases shall not in the aggregate exceed [ ]% of the Discounted Present Value of the Leases on the Cut-Off Date; and

                  (iii) the aggregate Discounted Present Value of the Adjusted
            Leases and Warranty Leases that are Predecessor Leases shall not exceed [ ]% of the Discounted Present Value of the Leases on the Cut-off Date.

                        Subject to the satisfaction of the requirements set forth in Section 5 and Section 11.01(b) hereof, in the event of an Early Lease Termination which has been prepaid in full, the Originator will have the option to transfer an additional lease of similar characteristics.

            (b) Each transfer of Substitute Leases and addition of Additional Leases will be subject to the satisfaction of the following conditions precedent:

                  [(i) after giving effect to such additions and substitutions and any adjustments pursuant to Section 4.02 thereof, the aggregate Booked Residual Value of such Leases must be not less than 100% of the Booked Residual Value of the Leases added, substituted or adjusted since the Issuance Date.]

                  (ii) the final payment on such Substitute Lease or Additional
            Lease must be on or prior to __________.

                  (iii) after giving effect to such additions and substitutions and any adjustments pursuant to Section 4.02 hereof the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases and the Additional Leases) and the Discounted Present Value of the Performing Leases will not be materially less than the aggregate scheduled Lease Payments of the Leases and the Discounted Present Value of the Leases, respectively prior to such substitution or addition or adjustment; and

                  (iv) after giving effect to such adjustments, additions and substitutions, the Discounted Present Value of the Performing Leases must not be less than the Discounted Present Value of the Performing Leases prior to such adjustment, substitution or addition.

                  (v) after giving effect to such adjustments, additions, and substitutions pursuant to Section 11, the weighted average remaining term of the Performing Leases must not be greater than the weighted average remaining term of the Performing Leases prior to such adjustment, addition, and substitution.

                  (vi) such Additional Lease or Substitute Lease was originated or acquired by the Originator in accordance with the Originator's specified underwriting criteria.

            (c) Each addition and substitution pursuant to this Section 11.01 shall include the right to receive all amounts due or to become due under each Substitute Lease being substituted or Additional Leases being purchased and any security deposits paid by the related Lessee to the Seller in connection therewith (other than any prepayments of rent required pursuant to the terms thereof at or before the commencement of such Lease and any payments due before the Lease Payment Period during which such substitution or addition is made). At the time of each such substitution and addition, the Seller shall transfer to the Trustee all Lease Payments actually received by the Seller which became due during the current Lease Payment Period.

            (d) To the extent the Originator does not substitute a Substitute Lease for Leases for which any of the representations and warranties made by the Originator or the Seller are breached (such breach a "Warranty Event"), the Seller shall purchase such Leases.

            11.02 Procedure.

            (a) By 11:00 A.M. on the third Business Day following each Determination Date, the Originator shall give written notice to the Servicer of any substitution pursuant to Section 11.01 of Substitute Leases for Predecessor Leases or addition of Additional Leases for Early Termination Leases which have been prepaid in full during the preceding Lease Payment Period. By 11:00 A.M. on the fourth Business Day following each Payment Date, the Originator shall deliver to the Servicer and the Trustee and, to the extent not included in the Monthly Servicer Report, the Trustee shall promptly deliver to each Rating Agency (i) a supplement to Exhibit A hereto setting forth the information shown thereon for each such Substitute Lease and Additional Lease, (ii) an Officer's Certificate (A) certifying that each such Substitute Lease and Additional Lease is an "Eligible Lease", (B) specifying each Predecessor Lease for which a substitution has been made and each Early Termination Lease which is being replaced by an Additional Lease and the amount of each periodic Lease Payment [and the Booked Residual Value] under each such Predecessor Lease and the amount of each periodic Lease Payment [and the Booked Residual Value] under each Additional Lease and Substitute Lease being transferred thereby and (C) that all conditions precedent to such addition or substitution have been satisfied and
(iii) such additional information concerning such Additional Leases, Substitute Leases, Early Termination Leases or Predecessor Leases as may be needed for the Servicer to prepare its monthly reports pursuant to Section 6.01 hereof and to otherwise carry out its duties as servicer hereunder.

            (b) Subject to the provisions of Section 11.03, the delivery of any Officer's Certificate and supplement to Exhibit A pursuant to Section 11.02(a) shall be conclusive evidence, without further act or deed, that during the immediately preceding Lease Payment Period (i) that the Originator assigned to the Seller pursuant to ss.11.01 hereof all of the Originator's right, title and interest in and to the Substitute Leases and Additional Leases identified in such supplement, and the related rights described in Section 11.01 hereof, and contemporaneously the Seller assigned to the Issuer pursuant to Section 11.01 hereof all of the

Seller's right, title and interest in and to the Substitute Leases and Additional Leases identified in such supplement and the related rights described in Section 11.01 hereof, (ii) the Originator transferred to the Seller, as a contribution of capital, all of the Originator's right, title and interest in and to the Equipment subject to such Substitute Leases and the Seller transferred to the Issuer, as a contribution to capital, all of the Seller's right, title and interest (other than its ownership interest) in and to the Equipment subject to such Substitute Leases, and (iii) the Issuer assigned and transferred to the Seller, without representation or warranty, all of the Issuer's right, title and interest in and to the Predecessor Leases and Early Termination Leases identified in such Officer's Certificate and the Equipment subject thereto and contemporaneously the Seller assigned to the Originator, without representation or warranty, all of the Seller's right, title and interest in and to the Predecessor Leases and Early Termination Leases identified in such Officer's Certificate and the Equipment subject thereto. The Originator shall promptly deliver to the Trustee (or a custodian on its behalf) the original executed counterpart of each Substitute Lease and Early Termination Lease assigned to the Issuer pursuant to Section 11.01 hereof and the Issuer shall promptly request the Trustee to deliver to the Seller the original executed counterpart of each Predecessor Lease for which substitution has been made pursuant to Section 11.01 hereof and contemporaneously the Seller shall promptly deliver to the Originator the original executed counterpart of each Predecessor Lease for which substitution has been made pusuant to Section 11.01 hereof.

            11.03 Objection and Purchase.

            If any holder of the Notes objects to any substitution of Leases within ten days of receipt of the Servicer's monthly report providing notice thereof pursuant to Section 6.01 above, on the grounds either that any Substitute Lease or Additional Lease is not an Eligible Lease within the meaning of the definition thereof or that such substitution or addition is otherwise not permitted under the provisions of Section 11.01 hereof, the Originator [or the Seller] shall be entitled to present such additional information as it deems appropriate in an effort to demonstrate that such Lease is an Eligible Lease and that such substitution is permitted under the provisions of Section 11.01 hereof. Following such presentation, the substitution shall remain effective if each person originally objecting to the substitution withdraws his objection. If the conditions specified in the preceding sentence are not satisfied, or if at any time it is established that any lease was not, at the time of substitution, an Eligible Lease, then the Originator shall be required to purchase such Lease in accordance with the provisions of Section 5.04 hereof.

            11.04 Originator's, Seller's and Servicer's Subsequent Obligations.

            Upon any substitution of Leases in accordance with the provisions of this Section 11, the Originator's, Seller's and the Servicer's obligations hereunder with respect to the Predecessor Lease shall cease but the Originator, Seller and the Servicer shall each thereafter have the same obligations with respect to the Substitute Lease substituted as it has with respect to all other Leases subject to the terms hereof.

            SECTION 12. ASSIGNMENT

            12.01 Assignment to Trustee.

            It is understood that this Assignment and Servicing Agreement and all rights of the Issuer hereunder will be assigned by the Issuer to the Trustee pursuant to the Indenture, for the benefit of the Trustee, the holders from time to time of the Notes as provided in the Indenture, and may be subsequently assigned by the Trustee to any successor Trustee or as otherwise provided in the Indenture. Each of the Originator, the Seller and the Servicer hereby expressly agrees to each such assignment and agrees that all of its duties, obligations, representations and warranties hereunder shall be for the benefit of, and may be enforced by, the Trustee, the holders from time to time of the Notes, and any successor to or assignee of any thereof.

            12.02 Assignment by Originator, Seller or Servicer.

            None of the respective rights or obligations of the Originator, the Seller and the Servicer hereunder may be assigned (other than the assignment by the Seller to the Issuer of the covenants, representations, warranties and obligations of the Originator) without the prior written consent of the Issuer and the Trustee (acting upon the instructions of the holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes); provided, that nothing herein shall preclude the Servicer from performing its duties hereunder through the use of agents to the extent that such use is consistent with the Servicer's business practices in dealing with leases and equipment for its own account.

            SECTION 13. NATURE OF OBLIGATIONS AND SECURITY THEREFOR

            13.01 Obligations Absolute.

            The obligations of the Originator and Seller hereunder, and the rights of the Trustee, as assignee of the Issuer, in and to all amounts payable by the Originator or the Seller hereunder, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment whatsoever, including, without limitation, abatements, reductions, setoffs, defenses, counterclaims or recoupments due or alleged to be due to, or by reason of, any past, present or future claims which the Originator or the Seller may have against the Servicer, the Issuer, the Trustee, and any holder of the Notes or any other Person for any reason whatsoever; nor, except as otherwise expressly provided herein, shall this Assignment and Servicing Agreement terminate, or the respective obligations of the Issuer, the Originator, the Seller or the Servicer be otherwise affected, by reason of any defect in any Lease or in any unit of Equipment or in the respective rights and interests of the Issuer, the Originator, the Seller and the Trustee therein, or by reason of any Liens, encumbrances, security interests or rights of others with respect to any Lease or any unit of Equipment, or any failure by the Issuer or the Servicer to perform any of its obligations herein contained, or by reason of any other indebtedness or liability, howsoever and whenever arising, of the Issuer, the Servicer, the Trustee, or any holder of the Notes to the Originator, the Seller or any other Person or by reason of any insolvency, bankruptcy, or similar proceedings by or against the Originator, the Seller, the Servicer, the Issuer, the Trustee or any other Person or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that all obligations of the Originator or the Seller hereunder and all amounts payable by the Originator or the Seller hereunder shall continue to be due and payable in all events and in the manne and at the times herein provided unless and until the obligation to perform or pay the same shall be terminated or limited pursuant to the express provisions of this Assignment and Servicing Agreement.

            13.02 Security for Obligations.

            As security for the full and timely performance by the Originator, the Seller and the Servicer of each of its obligations hereunder, and by the Issuer of each of its obligations hereunder and under the Notes and the Indenture, each of the Originator and the Seller hereby pledges and grants to the Trustee (as a precaution in the event that, contrary to the intent of the parties to the transactions contemplated hereby, it is contended that either has any continuing interest in any Lease or item of Equipment subject to the Indenture) a first priority Lien on and security interest in all right, title and interest of the Originator or the Seller now or hereafter acquired in and to each Lease (including the right to receive all payments due or to become due thereunder) and each item of Equipment at any time subject to the Indenture. The foregoing security interest is granted upon and is subject to the same terms and provisions as are set forth in the Indenture and shall continue in full force and effect until the same is discharged in accordance with the terms therein, notwithstanding any waiver or modification of any of the terms hereof or thereof or of any of the Notes, whether with or without the consent of the Originator or the Seller.

            13.03 Further Assurances; Financing Statements.

            Each of the Originator, the Seller and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Issuer or the Trustee may request to perfect and protect the assignments and security interests granted or purported to be granted herein with respect to the Leases and the Lease Payments or to enable the Issuer or the Trustee to exercise and enforce its rights and remedies under this Agreement with respect to any Leases and the Lease Payments. Without limiting the generality of the foregoing, each of the Originator and the Seller shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Issuer or the Trustee may request to protect and preserve the assignments and security interests granted by this Agreement with respect to the Leases.

            SECTION 14. DEFINITIONS

            As used in this Assignment and Servicing Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof or in any other agreement indicated:

            Accumulated Funding Deficiency - a funding deficiency described in
Section 302 of ERISA.

            Additional Lease - each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) acquired by the Seller from the Originator and acquired by the Issuer from the Seller with all or a portion of the proceeds of an Early Termination Lease that has been prepaid in full pursuant to Section 11 hereof.

            Adjusted Lease - a Lease which has had one or more non-credit related terms adjusted or modified by the Servicer.

            Affiliate - Section 1.01 of the Indenture.

            Asset Pool - property that includes: A portfolio of chattel paper composed of leases, leases intended as security agreements, installment sales contracts, or rental stream obligations, together with all monies received relating thereto; the seller's security or other interests (other than its ownership interest) in the underlying equipment, property and proceeds relating to the leases--however, the asset pool will not have any residual interest in the related equipment after the related lease receivable has been paid in full; All amounts held in accounts established by the servicer pursuant to the transaction documents; all the rights to proceeds and recoveries on insurance policies covering the equipment and on the disposition of repossessed equipment; credit enhancement with respect to an asset pool or any class of notes; the interest of the issuer in any proceeds from recourse to lessees on lease payments; other rights of the issuer under the lease receivables transfer agreement; and all proceeds of the foregoing.

            Booked Residual Value - the estimated residual value of the Equipment recorded on the books of the Seller.

            Business Day - any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the city in which the Corporate Issuer Office or the Servicer is located are authorized or obligated by law or executive order to remain closed.

            Casualty Payment - any payment pursuant to a Lease on account of the loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

            Class [A] Notes - the Issuer's Class [A-1] Notes, Class [A-2] Notes, Class [A-3] Notes and Class [A-4] Notes.

            Class [A-1] Notes - the Issuer's [ ]% Class [A-1] Lease-Backed Notes, Series 1999-A.

            Class [A-2] Notes - the Issuer's [ ]% Class [A-2] Lease-Backed Notes, Series 1999-A.

            Class [A-3] Notes - the Issuer's [ ]% Class [A-3] Lease-Backed Notes, Series 1999-A.

            Class [A-4] Notes - the Issuer's [ ]% Class [A-4] Lease-Backed Notes, Series 1999-A.

            Class [B] Notes - the Issuer's [ ]% Class [B] Lease-Backed Notes, Series 1999-A.

            Issuance Date -[April__, 1999], the date on which the Notes are originally issued pursuant to the Prospectus.

            Code - the Internal Revenue Code of 1986, as amended.

            Collection Account - Section 1.01 of the Indenture.

            Corporate Trust Office - Section 1.01 of the Indenture.

            Cut-Off Date - close of business on [_____ __, 1999].

            Defaulted Lease - a Defaulted Lease.

            Delinquent Lease - Section 1.01 of the Indenture.

            Determination Date - Section 1.01 of the Indenture.

            Discounted Present Value of the Leases - Section 1.01 of the Indenture.

            Early Termination Lease - a lease which has been prepaid prior to its original stated maturity.

            Eligible Lease - Section 5.02 hereof.

            Equipment - all units or items of equipment from time to time subject to any Lease and all such units or items of equipment (to the extent of the Issuer's interest therein) remaining subject to the Lien of the Indenture following the expiration or termination of the Lease to which the same was previously subject.

            ERISA - the Employee Retirement Income Security Act of 1974, as amended.

            Event of Default - Section 1.01 of the Indenture.

            Event of Servicing Termination -[Not yet defined in Prospectus Supplement].

            Excess Copy Charges - Section 1.01 of the Indenture.

            Fee Per Scan Charges - Section 1.01 of the Indenture.

            Filing Requirements - Financing Statements necessary to perfect the ownership interest of the Issuer and the perfected security interest of the Trustee in the Leases and the Equipment.

            Financing Statement - a statement filed pursuant to the UCC which evidences a perfected security interest in an asset.

            Governmental Authority: Any court or federal or state regulatory body, administrative agency or other tribunal or other governmental instrumentality.

            Granted Assets - The assets of the Granting Clause of the Indenture.

            Indemnified Party - Section 5.03 hereof.

            Indenture - the Indenture dated as of [_____ __, 1999], between the Issuer and the Trustee, as the same may be supplemented, modified or amended from time to time in accordance with the terms thereof.

            [Inter-Company Loans - Section 15.01 hereof.]

            Issuance Date - [_____ __, 1999.]

            Issuer - IKON Receivables, LLC , a Delaware limited liability company, and any successor.

            Lease - each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) described on Exhibit A hereto, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

            Lease Delinquency Payment - Section 1.01 of the Indenture.

            Lease Payment - Section 1.01 of the Indenture.

            Lease Payment Period - with respect to any Payment Date and the Determination Date with respect thereto, the calendar month prior to the month in which such Payment Date and Determination Date occur.

            Lease Receivables - with respect to any Lease, all amounts owing by the Lessee thereunder.

            Lease Purchase Amount - at any date with respect to any Lease, an amount equal to the sum of (i) the Discounted Present Value of the Lease as of the prior Payment Date plus any amounts previously due and unpaid, and (ii) the product of (x) the Initial ADRB and (y) the ratio, as of the Cut-Off Date, that the Booked Residual Value of the Lease bears to the aggregate Booked Residual Value of all Leases.

            Lessee - each lessee under a Lease.

            Lien - means a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics liens, and any liens that attach to a Lease by operation of law.

            Liquidity Reserve Account - Section [1.01]of the Indenture.

            Maintenance Charges - Section 1.01 of the Indenture.

            [Nominal Buy-Out Lease - each Lease identified on Exhibit A hereto as having an estimated residual value of $10 or less in the column under the-heading "RESIDUAL".]

            Nonrecoverable Advance - any advance made or to be made by the Servicer pursuant to Section 5.01 hereof which, in the good faith judgment of the Servicer, will ultimately not be recoverable by the Servicer under the terms of this Assignment and Servicing Agreement and the Indenture.

            Noteholder - at any time, any Person in whose name a note is registered in the Note Register (as defined in the Indenture).

            Notes - the Class [A] Notes and Class [B] Notes issued pursuant to the Indenture and all notes issued in exchange therefor pursuant to the Indenture.

            Officers' Certificate - with respect to the Seller, Servicer or Originator, a certificate delivered to the Trustee and signed by the Chairman, the President, or a Vice President, and by another Vice President, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the Seller or Servicer, as the case may be, who is not the same person as the other officer signing such certificate.

            Original Principal Amount of the Notes - the principal amount of the Notes originally issued on the Issuance Date.

            Other Lease Payments - Section 1.01 of the Indenture.

            Outstanding Principal Amount - Section 1.01 of the Indenture.

            PBGC - the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

            Payment Date - the 15th day of each calendar month (or the next Business Day thereafter if such day is not a Business Day).

            Predecessor Lease - Section 11.01 hereof.

            Pension Plan - Section 2.13 hereof.

            Person - an individual, partnership, corporation, joint venture, association, limited liability company, Trust (including any beneficiary thereof) or unincorporated organization, or a government or agency or political subdivision thereof.

            Pool Factor - a seven-digit decimal, which the Servicer will compute, for each class of Notes, prior to each distribution with respect to such class of Notes, indicating the remaining outstanding principal balance of such class of Notes as of the applicable Payment Date, as a fraction of the initial outstanding principal balance of such class of Notes.

            Prime Rate - the prime lending rate.

            Prohibited Transaction - any transaction described in Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA or the transitional rules set forth in Section 414(c) of ERISA and any transaction described in
Section 4975(c) of the Code which is not exempt by reason of Section 4975(c)(2) or Section 4975(d) of the Code, or the transitional rules of Section 2003(c) of ERISA.

            Prospectus - the form of final prospectus to be used in connection with the public offering of the Class [A] Notes and the Class [B] Notes as filed with the Securities and Exchange Commission pursuant to Rule 424(b).

            Purchase Obligation - Section 11.03 hereof.

            Rating Agency - Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies or Moody's.

            Registration Statement - the registration statement (File No. 333-71073) filed with the Securities and Exchange Commission for the registration of the Class [A] Notes and the Class [B] Notes.

            Related Person - any Person (whether or not incorporated) which is under common control with the Seller within the meaning of Section 414(c) of the Internal Revenue Code of 1986, as amended, or of Section 4001(b) of ERISA.

            Remittance Period - the period beginning on the opening of business on the [second] day of the immediately preceding calendar month and ending on the close of business on the [first day] of the calendar month in which such payment date occurs.

            Reportable Event - any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a Pension Plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

            Reserve Account - Section 1.01 of the Indenture.

            Seller - IKON Receivables Funding, Inc., a Delaware special purpose corporation, and any successor.

            Servicer - the corporation so identified in the first paragraph of this Assignment and Servicing Agreement and any successor thereto in accordance with the provisions hereof.

            Servicer Event of Default - Section 10.01 hereof.

            Servicing Fee - Section 4.04(a) hereof.

            Servicing Report - Section 6.01(b) hereof.

            Similar Transaction Amount - Section 1.01 of the Indenture.

            Similar Transaction Payments - Section 1.01 of the Indenture.

            Substitute Lease - Section 11.01(a) hereof.

            Stated Maturity - Section 1.01 of the Indenture.

            Termination Payment - Section 1.01 of the Indenture.

            Transaction Payment Amount - Section 1.01 of the Indenture.

            Trust Estate - Section 1.01 of the Indenture.

            Trustee - [        ], and any successor thereto, as Trustee under
the Indenture.

            Underwriting Agreement - the Underwriting Agreement dated [______ __, 1999] among the Issuer, IOS Capital and Lehman Brothers for the purchase and sale of the Class [A] Notes and the Class [B] Notes

            Uniform Commercial Code or UCC - with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

            Warranty Lease - Section 1.01 of the Indenture.

            SECTION 15. [INTER-COMPANY LOANS

            15.01 Inter-Company Loans.

            With the contribution of the Leases, the Issuer has acquired the right to hold and apply in accordance with the provisions of certain of the Leases, security deposits. The Issuer may from time to time, to the extent permitted by law, lend such security deposits and any amounts disbursed to the Issuer pursuant to Sections [3.04(b), 3.05(b) or 6.06] of the Indenture to the Originator (each such advance, an "Inter-Company Loan"). Each Inter-Company Loan shall be on a demand basis, shall bear interest at an annual rate equal to the Prime Rate plus one percent, shall be in the form attached hereto as Exhibit B and shall otherwise be on such arm's-length terms and conditions as the Issuer and the Originator may agree.]

            SECTION 16. MISCELLANEOUS

            16.01 Continuing Obligations.

            This Assignment and Servicing Agreement shall continue in full force and effect until each of the Notes and any other amounts due to any holder of the Notes have been paid in full and all other obligations, if any, secured by the Lien of the Indenture have been fully satisfied.

            16.02 GOVERNING LAW.

            THIS ASSIGNMENT AND SERVICING AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. IF ANY PROVISION OF THIS ASSIGNMENT AND SERVICING AGREEMENT IS DEEMED INVALID, IT SHALL NOT AFFECT THE BALANCE OF THIS ASSIGNMENT AND SERVICING AGREEMENT.

            16.03 Successors and Assigns.

            This Assignment and Servicing Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Originator, the Issuer, the Seller, the Servicer and the Trustee and shall inure to the benefit of the successors and assigns of the holders, from time to time, of the Notes.

            16.04 Modification.

            The terms of this Assignment and Servicing Agreement shall not be waived, modified or amended without the written consent of the party against whom such waiver, modification or amendment is claimed and, in any case, the Trustee (acting upon the instructions of the holders of Notes evidencing at least a majority of the voting rights of such then outstanding Notes).

            16.05 No Proceedings.

            The Originator, the Seller and the Servicer, each hereby agree that it will not, directly or indirectly, aid, or direct or cause its officers, directors, or employees to aid, institute, or cause to be instituted, against the Issuer any proceeding of the type referred to in Section [6.01(b) or (c)] of the Indenture so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.

            16.06 Notices.

            All notices and other communications given in connection with this Assignment and Servicing Agreement shall be sufficient for every Person hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy, in case of the Originator, to 1738
Bass Road, P.O. Box 9115, Macon, Georgia 31208, Attention: [       ] with a copy
to
the General Counsel (telecopy: [      ]) and in the case of the Seller, the
Issuer, the Servicer and the Trustee and the holders of the Notes, to such addresses as are provided pursuant to Sections [1.05 and 1.06] of the Indenture or to such other address as either party may specify to the other from time to time in accordance with this Section 16.06.

            16.07 Counterparts.

            This Assignment and Servicing Agreement may be executed in any number of counterparts, each counterpart constituting an original, but all together constituting only one Agreement.

            16.08 Nonpetition Covenant.

            The Originator shall not petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, Trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Issuer. Neither the Originator nor the Seller shall petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, Trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Issuer.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Servicing Agreement as of the date and year first written above.

                                    IOS CAPITAL, INC., as
                                    Originator and Servicer

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                    IKON RECEIVABLES FUNDING, INC.

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                    IKON RECEIVABLES, LLC.

                                     By: [                  ]

                                          By:
                                             --------------------------------
                                          Name:
                                          Title:

The undersigned hereby acknowledges
receipt of a copy of the foregoing
Assignment and Servicing Agreement and
agrees to, and to be bound by, each of
the provisions thereof applicable to the undersigned.

[                        ]
  as Trustee

By:
   -----------------------------
   Name:
   Title:

                                                                       EXHIBIT A

                        SCHEDULE OF LEASES AND EQUIPMENT

                                                                       EXHIBIT B

                             INTER-COMPANY LOAN NOTE

ALL RIGHT, TITLE AND INTEREST IN AND TO THIS PROMISSORY NOTE ON THE PART OF IKON RECEIVABLES, LLC HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN
FAVOR OF [     ], AS TRUSTEE, UNDER AN INDENTURE DATED AS OF ______ __, 1999,
FOR THE BENEFIT OF THE PERSONS REFERRED TO THEREIN.

$[          ]                                                   ______ __, 1999]

            IOS CAPITAL, INC., a Delaware corporation (the "Maker"), with its principal office at 1738 Bass Road, P.O. Box 9115, Macon, Georgia 31208, FOR VALUE RECEIVED, hereby promises to pay to the order of IKON Receivables, LLC, a limited liability company with its offices located at 501 Silverside Road, Suite 28, Wilmington, Delaware 19809 or its assignee (the "Payee"), for its account,
the principal sum of [       ]($[       ]) (or such lesser amount as shall equal
the aggregate unpaid principal amount of the Loans made by the Payee to the Maker under the Sale Agreement (as defined below)), together with interest per annum on the unpaid principal amount hereof at the Prime Rate plus one per cent, in lawful money of the United States of America and in immediately available funds immediately on the demand of the Payee.

            The date, amount and interest rate, of each Loan made by the Payee to the Maker, and each payment made on account of the principal thereof, shall be recorded by the Payee on its books and, prior to any transfer of this Note, endorsed by the Payee on the schedule attached hereto or any continuation thereof.

            This Note evidences certain Inter-Company Loans from Payee to Maker pursuant to Section 15.01 of that certain Assignment and Servicing Agreement dated as of [______ __, 1999], between the Maker and the Payee (the "Sale Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Sale Agreement.

            THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    IOS CAPITAL, INC.

                                    By
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

                                SCHEDULE OF LOANS

            This Note evidences demand Loans made under the within-described Sale Agreement to the Maker, on the date, at the interest rate, and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

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               Principal                    Amount        Unpaid
               Amount of     Interest       Paid or       Principal     Notation
Date           Loan          Rate           Prepaid       Amount        Made By
----           ----          ----           -------       ------        -------
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

                                                                       EXHIBIT C

                            Form of Servicing Report
Line

1     Transaction Cash Flow - see computer detail
1/1   Beginning Net Present Value
1/2   Less:

- current month
1/3   Add:  Actual Interest Payment (Weighted Avg. A & B notes)
1/4   Add:  0.75% Servicing Component
1/5   Less: Current month Defaulted
1/5a  Less: Warranty Leases
1/6   Less: Amounts on Early Terminations
1/7   Add:  Amounts due to Substitutions
1/8   Add:  Amounts due to Additional leases (Prepaid leases)
1/9   Ending Net Present Value

2     Overdue Lease Payments - see computer detail

2/1   Beginning Balance
2/2   (Memo) Overdue Payments Received
2/3   Less: Reimbursed Per This Report
2/4   Less: Past Dues on Disqualified Leases - Early Terminations
2/5   Less: Past Dues on Disqualified Leases - Defaulted and Warranty
2/6   Add:  Last Month's Current Payments that became Past due
2/7   Add:  Received on Replacements Leases
2/8   (MEMO) Net New  Advances
2/9   Ending Balance

3     Collection account-Advance Lease Payments

4/1   Beginning Balance
4/2   Less: Applied to Current from Prepaid
4/3   Less: Advance on Disqualified Leases
4/4   Add:  Received This Month
4/5   Add:  Received on Replacement Leases
4/6   Ending Balance

4     Cash Reserve Account

6/1   Beginning Balance
6/2   Less:  New Obligations:  Total Shortfall (B9)
6/3   Plus: Interest earned on Cash Reserve Acct.
6/4   Ending Balance
6/5   ___% of Outstanding Note Value
6/6   Lesser of __% of $__________ and Outstanding Note Value
6/7   Target Cash Reserve (Greater of 6/5 & 6/6)
6/8   Cash Reserve Release (6/4-6/7)
6/9   Ending Balance Cash Reserve Account

5     Defaulted Leases

8/1   Beginning Balance of Defaulted Leases

8/2       Plus Current Month Additions
8/3   Plus Past Due Payments on Defaulted Leases
8/4       Less Current Month Recoveries
8/5   Ending Balance

      Cash Receipts

Line

A/1   Regular monthly payments
A/2   Overdue payments
A/3   Overdue Payments due on Early Termination and Termed Out Leases (From
      Seller)
A/4   Advance Payments of monthly rentals
A/5   Residual Values
A/6   Recoveries on Defaulted Leases
A/7   Proceeds from investment of Collection Accounts funds
A/8   Casualty and Termination Payments
A/9   Servicer Advances
A/10  Total Receipts

      Disbursement Requirements

Line

B/1   Past Due Payments Collected, Due Servicer (COLLECTION ACCT)
B/2   Overdue Payments Advanced, on Disqualified Leases (COLLECTION ACCT)
B/3       Servicing Fee (COLLECTION ACCT)
B/4       Advanced Payments on Disqualified Leases (COLLECTION ACCT)
B/5            Total to Servicer
B/6   Collection Account - Advanced Rents (Monthly-Increase/(Decrease))

B/7   Net cash receipts
B/8   Shortfall
B/9   Draw on Cash Reserve
B/10  Total Available Funds

C     Noteholders

C/1   Class [A-1] Interest Paid ____%
C/2   Class [A-2] Interest Paid ____%
C/3   Class [A-3] Interest Paid ____%
C/4   Class [A-4] Interest Paid ____%
C/5   Class [B] Interest Paid ____%
C/9   Beginning Class [A-1] Note Balance
C/10  Class [A-1] Note Value Target (___% of 1/9)
C/11  Class [A-1] Principal Paid
C/12  Beginning Class [A-2] Note Balance
C/13  Class [A-2] Note Value
C/14  Ending Class [A-2] Note Balance
C/15  Class [A-2] Principal Paid
C/16  Beginning Class [A-3] Note Balance
C/17  Class [A-3] Note Value
C/18  Ending Class [A-3] Note Balance
C/19  Class [A-3] Principal Paid
C/20  Beginning Class [A-4] Note Balance
C/21  Class [A-4] Note Value
C/22  Class [A-4] Principal Paid
C/23  Ending Class [A-4] Note Balance

C/24  Beginning Class [B] Note Balance
C/25a Class [B] Note Value Target (__% of 1/9)
C/25b Class [B] Note Value Floor (__% of $__________ + Cum. Losses-C/12-6/4) C/26 Class [B] Principal Paid
C/27  Ending Class [B] Note Balance
C/42  Balance Available for Distribution to IOS Capital

D     Miscellaneous Tracking Items

D/1   % of Total Defaulted and Warranty substituted as per Initial Outs, Note
      Value
D/2 (MEMO) Cumulative amounts on Early Lease Terminations due to modification of leases
D/3   (MEMO) Cumulative amounts of additional leases purchased
D/4 (MEMO) Avg. residual realization greater than booked residual by Document Imaging and Major Accounts division for last three months (Yes/No)
D/5 % of Total Variance of Residuals substituted for Defaulted & Prepaid leases and residuals of Substituted leases to Initial pool booked residuals